                                                                 Exhibit 10(vii)



                                 CO-STEEL INC.

                                    - AND -

                             THE R-M TRUST COMPANY



                              --------------------

                                TRUST INDENTURE

                              --------------------


                           Providing for the Issue of
                    $125,000,000 Aggregate Principal Amount
             of 6.50% Convertible Unsecured Subordinated Debentures





                           DATED AS OF APRIL 23, 1997

                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I -- INTERPRETATION...............................................    2
     Section 1.1 -- Definitions...........................................    2
     Section 1.2 -- Number and Gender.....................................    6
     Section 1.3 -- Interpretation Not Affected by Headings, etc..........    6
     Section 1.4 -- Day Not a Business Day................................    6
     Section 1.5 -- Time of the Essence...................................    7
     Section 1.6 -- Currency..............................................    7
     Section 1.7 -- Invalidity of Provisions..............................    7
     Section 1.8 -- Applicable Law........................................    7
     Section 1.9 -- Language..............................................    7

ARTICLE II -- ISSUE OF DEBENTURES.........................................    7
     Section 2.1 -- Issue and Terms of Debentures.........................    7
     Section 2.2 -- Form of Debentures....................................    8
     Section 2.3 -- Signing of Debenture Certificates.....................    8
     Section 2.4 -- Certification by the Trustee..........................    8
     Section 2.5 -- Debentureholder not a Shareholder.....................    9
     Section 2.6 -- Issue in Substitution for Lost Debenture Certificates.    9
     Section 2.7 -- Debentures to Rank Pari Passu.........................    9
     Section 2.8 -- Registers for Debentures..............................    9
     Section 2.9 -- Transferee Entitled to Registration...................   10
     Section 2.10 -- Registers Open for Inspection........................   10
     Section 2.11 -- Exchange of Debentures...............................   10
     Section 2.12 -- Persons Entitled to Payment..........................   11
     Section 2.13 -- U.S. Legend..........................................   12
     Section 2.14 -- Concerning Interest..................................   14

ARTICLE III -- REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBENTURES.....   14
     Section 3.1 -- Redemption of Debentures..............................   14
     Section 3.2 -- Limitation on Redemption..............................   15
     Section 3.3 -- Partial Redemption of Debentures......................   15
     Section 3.4 -- Notice of Redemption..................................   15
     Section 3.5 -- Debentures Due on Redemption Dates....................   16
     Section 3.6 -- Deposit of Redemption Monies..........................   16
     Section 3.7 -- Failure to Surrender Debentures Called for Redemption.   16
     Section 3.8 -- Surrender of Debentures for Cancellation..............   16
     Section 3.9 -- Purchase of Debentures................................   17
     Section 3.10 -- Share Payment Option.................................   17
     Section 3.11 -- Issue of Shares on Redemption of Debentures or
                     Maturity Date........................................   18
     Section 3.12 -- General Provisions...................................   18

                                                                            PAGE

ARTICLE IV -- CONVERSION OF DEBENTURES....................................   20
     Section 4.1 -- Conversion Privilege and Conversion Price.............   20
     Section 4.2 -- Revival of Right to Convert...........................   21
     Section 4.3 -- Manner of Exercise of Right to Convert................   21
     Section 4.4 -- Adjustment Rules......................................   22
     Section 4.5 -- Proceedings Prior to any Action Requiring Adjustment..   27
     Section 4.6 -- Certificate of Adjustment.............................   27
     Section 4.7 -- Notice of Special Matters.............................   27
     Section 4.8 -- No Action after Notice................................   27
     Section 4.9 -- Protection of Trustee.................................   28
     Section 4.10 -- Accounting and Recording.............................   28
     Section 4.11 -- Cancellation of Surrendered Debenture Certificates...   28
     Section 4.12 -- Expiration...........................................   28
     Section 4.13 -- Revival of Right to Convert..........................   28
     Section 4.14 -- U.S. Legend..........................................   29

ARTICLE V -- COVENANTS ...................................................   29
     Section 5.1 -- General Covenants.....................................   29
     Section 5.2 -- Trustee's Remuneration and Expenses...................   30
     Section 5.3 -- Performance of Covenants by Trustee...................   31
     Section 5.4 -- Enforceability of Debentures..........................   31
     Section 5.5 -- No to Extend Time for Payment of Interest.............   31

ARTICLE VI -- DEFAULT AND ENFORCEMENT.....................................   31
     Section 6.1 -- Events of Default.....................................   31
     Section 6.2 -- Notice of Events of Default...........................   33
     Section 6.3 -- Waiver of Defaults....................................   33
     Section 6.4 -- Enforcement by the Trustee............................   34
     Section 6.5 -- Suits by Debentureholders.............................   35
     Section 6.6 -- Application of Monies by Trustee......................   36
     Section 6.7 -- Distribution of Proceeds..............................   37
     Section 6.8 -- Remedies Cumulative...................................   37
     Section 6.9 -- Judgment Against the Corporation......................   38
     Section 6.10 -- Immunity of Shareholders and Others..................   38
     Section 6.11 -- Trustee Appointed Attorney...........................   38

ARTICLE VII -- SATISFACTION AND DISCHARGE.................................   38
     Section 7.1 -- Cancellation..........................................   38
     Section 7.2 -- Non-Presentation of Debentures........................   38
     Section 7.3 -- Repayment of Unclaimed Monies.........................   39
     Section 7.4 -- Discharge.............................................   39

ARTICLE VIII -- MEETINGS OF DEBENTUREHOLDERS..............................   40
     Section 8.1 -- Right to Convene Meetings.............................   40
     Section 8.2 -- Notice................................................   40

                                                                            PAGE

     Section 8.3 -- Chairman...............................................  40
     Section 8.4 -- Quorum.................................................  40
     Section 8.5 -- Power to Adjourn.......................................  41
     Section 8.6 -- Show of Hands..........................................  41
     Section 8.7 -- Poll and Voting........................................  41
     Section 8.8 -- Regulations............................................  42
     Section 8.9 -- Corporation, Trustee and Counsel may be Represented....  42
     Section 8.10 -- Powers Exercisable by Extraordinary Resolution........  42
     Section 8.11 -- Meaning of Extraordinary Resolution...................  44
     Section 8.12 -- Powers Cumulative.....................................  45
     Section 8.13 -- Minutes...............................................  45
     Section 8.14 -- Instruments in Writing................................  46
     Section 8.15 -- Binding Effect of Resolutions.........................  46
     Section 8.16 -- Holding by the Corporation or Subsidiaries
                     of the Corporation Disregarded........................  46
     Section 8.17 -- Evidence of Rights of Debentureholders................  46

ARTICLE IX -- SUPPLEMENTAL INDENTURES......................................  47
     Section 9.1 -- Supplemental Indentures................................  47
     Section 9.2 -- Prior Approvals........................................  48
     Section 9.3 -- Successor Corporations.................................  48
     Section 9.4 -- Vesting of Powers in Successor.........................  49

ARTICLE X -- CONCERNING THE TRUSTEE........................................  49
     Section 10.1 -- Trust Indenture Legislation...........................  49
     Section 10.2 -- Rights and Duties of Trustee..........................  49
     Section 10.3 -- Evidence, Experts and Advisers........................  50
     Section 10.4 -- Documents, Monies, etc. Held by Trustee...............  51
     Section 10.5 -- Actions by Trustee to Protect Interest................  52
     Section 10.6 -- Trustee Not Required to Give Security.................  52
     Section 10.7 -- Protection of Trustee.................................  52
     Section 10.8 -- Replacement of Trustee................................  53
     Section 10.9 -- Conflict of Interest..................................  53
     Section 10.10 -- Acceptance of Trust..................................  54
     Section 10.11 -- Trustee Not to be Appointed Receiver.................  54
     Section 10.12 -- Authorization to Carry on Business...................  54


ARTICLE XI -- SUBORDINATION OF DEBENTURES TO SENIOR OBLIGATIONS............  54
     Section 11.1 -- Subordination.........................................  54
     Section 11.2 -- Payment on Dissolution or Winding-Up..................  54
     Section 11.3 -- Senior Obligations' Default...........................  56
     Section 11.4 -- Subrogation to Senior Obligations.....................  57
     Section 11.5 -- Rights of Debentureholders Reserved...................  57
     Section 11.6 -- Exceptions to Subordination...........................  58
     Section 11.7 -- Renewal or Extension of Senior Obligations............  59

                                                                            PAGE

     Section 11.8 -- Authorization to Trustee. . . . . . . . . . . . . . .   59
     Section 11.9 -- Relationship of Trustee. . . . . . . . . . . . . . . .  59
     Section 11.10 -- Restriction on Purchase of Debentures. . . . . . . .   60

ARTICLE XII -- GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . .  60
     Section 12.1 -- Notice to the Corporation and the Trustee. . . . . . .  60
     Section 12.2 -- Notice to Debentureholders. . . . . . . . . . . . . .   61
     Section 12.3 -- Mail Service Interruption. . . . . . . . . . . . . . .  61
     Section 12.4 -- Counterparts and Formal Date. . . . . . . . . . . . .   61
     Section 12.5 -- Benefit of Provisions of Indenture and Debentures. . .  61
     Section 12.6 -- Governing Law. . . . . . . . . . . . . . . . . . . . .  62

                   THIS INDENTURE dated as of April 23, 1997.


B E T W E E N :

                                        CO-STEEL INC., a corporation amalgamated under the laws of Ontario and having its registered office in the City of Toronto, in the Province of Ontario (hereinafter called the "CORPORATION")

                                        - and -

                                        THE R-M TRUST COMPANY, a trust company
                                        incorporated under the laws of Canada
                                        and authorized to carry on business in
                                        all Provinces of Canada (hereinafter
                                        called the "TRUSTEE"),


     WHEREAS the Corporation proposes to issue and sell up to $125,000,000 principal amount of Debentures (as hereinafter defined) upon the terms and conditions herein set forth;

     AND WHEREAS the Corporation is duly authorized to create and issue the Debentures to be issued as herein provided;

     AND WHEREAS all things necessary have been done and performed to make the Debentures, when evidenced by a certificate or certificates, issued and certified by the Trustee and issued as in this Indenture provided, legal, valid and binding upon the Corporation with the benefits of and subject to the terms of this Indenture;

     AND WHEREAS the Trustee has agreed to act as Trustee for the Debentures on the terms and conditions herein set forth;

     AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not the Trustee;

     NOW THEREFORE THIS INDENTURE WITNESSETH that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed and declared as follows:

                                   ARTICLE I
                                 INTERPRETATION

SECTION 1.1 - DEFINITIONS

     In this Indenture, unless there is something in the subject matter or context inconsistent therewith or except as otherwise expressly provided herein, the following phrases and words have the following meanings:

     "AUTHORIZED INVESTMENTS" means short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Province of Canada or a Canadian chartered bank (which may include an affiliated or related party of the Trustee, including without limitation, Mellon Bank Canada) provided that each such obligation is rated at least R1 (middle) by DBRS Inc. or an equivalent rating by Canadian Bond Rating Service Limited.

     "BUSINESS DAY" means a day which is not a Saturday, Sunday or civic or statutory holiday in Toronto, Ontario;

     "CONVERSION DATE" with respect to any Debenture means the date on which such Debenture is surrendered for conversion in accordance with the provisions of Article IV;

     "CONVERSION PRICE" means $26.25 per share in lawful money of Canada being a rate of approximately 38.0952 Shares for each $1,000 principal amount of Debenture, unless such price shall have been adjusted in accordance with the provisions of Article IV, in which case it shall mean the adjusted price in effect at that time;

     "CORPORATION" means Co-Steel Inc., a corporation incorporated under the laws of Ontario and any successor corporation which has complied with the provisions of section 9.3 hereof from time to time;

     "COUNSEL" means a barrister or solicitor or a firm of barristers or solicitors retained or employed by the Trustee, who may be counsel for the Corporation, or retained or employed by the Corporation and acceptable to the Trustee;

     "CURRENT MARKET PRICE" in respect of a Share at any date means the weighted average price per share for the Shares for the period of 20 consecutive trading days ending on (and including) the fifth trading day before such date on The Toronto Stock Exchange or, if the Shares are not then listed on The Toronto Stock Exchange, on such other stock exchange in Canada on which the Shares are then listed on which the greatest volume of trading in Shares occurred during such period or, if the Shares are not then listed on any exchange in Canada, then the Current Market Price shall be the fair market value of the Shares at such date, as determined by an independent nationally recognized investment dealer selected by the Corporation for that purpose. The "weighted average price per share" shall be determined by dividing the aggregate sale price of all such Shares sold on such exchange during such 20 consecutive trading days by the total number of such Shares so sold;

     "DATE OF CONVERSION" shall have the meaning ascribed thereto in Subsection 4.3(2);

     "DEBENTURES" means the 6.50% Convertible Unsecured Subordinated Debentures of the Corporation issued or to be issued hereunder and for the time being outstanding;

     "DEBENTURE CERTIFICATES" means the certificates representing the Debentures issued hereunder;

     "DEBENTUREHOLDER" or "HOLDER" means a person whose name is entered for the time being in the register maintained pursuant to Section 2.8;

     "DEBENTUREHOLDERS' REQUEST" means an instrument signed in one or more counterparts by Debentureholders holding in the aggregate not less than 25% of the then outstanding principal amount of Debentures which requests the Trustee to take some action or proceeding specified therein;

     "DESIGNATED REPRESENTATIVE" means, with respect to any class of Senior Obligations which shall have been issued under an indenture, the trustee or trustees under such indenture, except that, if any other person shall be designated in writing to the Trustee by the holders of a majority of the outstanding principal amount of such class of Senior Obligations, such person shall be the Designated Representative of such class; and, with respect to any other class of Senior Obligations, the person designated in writing to the Trustee by the holders of a majority of the outstanding principal amount thereof, or, in the absence of such designation, the person designated in writing to the Trustee by the Corporation;

     "DIRECTOR" means a director of the Corporation for the time being and "DIRECTORS" means the board of directors of the Corporation for the time being, or, whenever duly empowered, the executive committee, if any, of the board of directors and reference without more to action by the directors or by the board of directors shall mean action by the directors as a board or by the executive committee, as such;

     "DIVIDENDS PAID IN THE ORDINARY COURSE" means dividends paid on the Shares in any financial year of the Corporation, whether in (1) cash, (2) shares of the Corporation, (3) rights, options or warrants to purchase any shares, property or other assets of the Corporation, or (4) in property or other assets of the Corporation, in each case to the extent that the amount or value of such dividends does not exceed, in the aggregate, the greater of:

     (a) 150% of the arithmetic mean of the aggregate amount or value of dividends paid by the Corporation on the Shares in its two immediately preceding financial years; or

     (b) 100% of the consolidated cash flow of the Corporation from operations for its immediately preceding financial year, determined in accordance with Generally Accepted Accounting Principles;

     and for the purpose of the foregoing, where any dividend is paid, otherwise than in cash, any securities, property or other assets so distributed by way of dividend shall be valued at the fair market value of such securities, property or other assets, as the case may be, as determined by the directors, which determination shall be conclusive;

     "EXECUTION DATE" means April 23, 1997;

     "EVENT OF DEFAULT" has the meaning ascribed thereto in Section 6.1;

     "EXPIRY TIME" shall have the meaning ascribed thereto in Section 4.1;

     "EXTRAORDINARY RESOLUTION" has the meaning ascribed thereto in
     Section 8.11;

     "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means generally accepted accounting principles as provided in the Handbook of the Canadian Institute of Chartered Accountants from time to time consistently applied;

     "MATURITY DATE" has the meaning ascribed thereto in Subsection 2.1(2);

     "OFFICER'S CERTIFICATE" means a certificate signed by one or more Senior Officers of the Corporation;

     "PERSON" means an individual, a corporation or a company (with or without share capital), a partnership, a limited partnership, a joint venture, a syndicate, a sole proprietorship, an incorporated association, trust, trustee, executor, administrator or other legal personal representative, government or governmental authority or entity, however designated or constituted;

     "PRESCRIBED SECURITY" shall have the meaning attributed thereto from time to time pursuant to Regulation 6208 of the Income Tax Act (Canada) and "Prescribed Securities" shall have a corresponding meaning;

     "PUBLICLY TRADED SECURITIES" means securities of a corporation which are listed on any stock exchange and are entitled to share without limitation in a distribution of the assets of the corporation upon any liquidation, dissolution or winding-up of the corporation and includes any securities convertible or exchangeable into such securities;

     "REDEMPTION PRICE" has the meaning ascribed thereto in Section 3.1;

     "SENIOR OBLIGATIONS" means the principal of (and the premium, if any) and interest on and other amounts in respect of all indebtedness of or guaranteed by the Corporation (whether outstanding at the date of this Indenture or hereafter created, incurred, assumed or guaranteed), other than indebtedness to non-arm's length parties (as that term is defined in the Income Tax Act (Canada), indebtedness evidenced by the Debentures, and indebtedness which, by the terms of the contract or instrument creating or evidencing the indebtedness, or pursuant to which the indebtedness is outstanding, is expressed to be pari passu with, or subordinate in right of payment to, the Debentures;

     "SENIOR OFFICERS" of the Corporation means the chair of the board of directors, a vice-chair of the board of directors, the chief executive officer, a deputy chief executive officer, the president, a vice-president, the secretary, the treasurer or an assistant secretary of the Corporation;

     "SHAREHOLDER" means a holder of record of one or more Shares;

     "SHARES" means the fully paid and non-assessable common shares in the capital of the Corporation as such shares exist at the close of business on the date of the execution and delivery of this Indenture and, in the event of any adjustment under Article IV, shall mean thereafter the shares, other securities or other property which a Debentureholder is entitled to purchase after any such adjustment; provided that, in the event of any adjustment pursuant to Section 4.4, "SHARES" shall thereafter mean the shares or other securities or property resulting from any such adjustment;

     "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Corporation;

     (i) the net assets of which, as at the end of the most recently completed fiscal quarter of the Corporation prior to the relevant date, exceeds 25% of the consolidated net assets of the Corporation as at the end of such fiscal quarter, in each case determined on a book value basis in accordance with Generally Accepted Accounting Principles; or

     (ii) the revenues of which during such fiscal quarter exceeds 25% of the consolidated revenues of the Corporation during such quarter;

     "SUBSIDIARY OF THE CORPORATION" means any corporation of which more than 50% of the outstanding Voting Shares are owned, directly or indirectly, by or for the Corporation, provided that the ownership of such shares confers the right to elect at least a majority of the board of directors of such corporation and includes any corporation in like relation to a Subsidiary and shall include Gallatin Steel Company if the direct or indirect partnership interest of the Corporation therein is equal to or greater than 50%; provided, however, that for the purpose of Section 6.6 such term shall not include any corporation which has Publicly Traded Securities;

     "THIS TRUST INDENTURE", "THIS INDENTURE", "HEREIN", "HEREBY", and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "Article", "Section" and "Subsection" followed by a number mean and refer to the specified Article, Section or Subsection of this Indenture;

     "TRUSTEE" means The R-M Trust Company, a corporation incorporated under the laws of Canada, or any successor(s) for the time being in the trusts hereby created that has been appointed under this Indenture;

     "VOTING SHARES" means shares of capital stock of any class of any corporation carrying voting rights under all circumstances, provided that, for the purposes of such definition, shares which only carry the right to vote on the happening of an event shall not be considered Voting Shares, whether or not such event shall have occurred, nor shall any shares be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares of another class or classes by reason of the happening of such event; and

     "WRITTEN ORDER OF THE CORPORATION", "WRITTEN REQUEST OF THE CORPORATION", "WRITTEN CONSENT OF THE CORPORATION", "CERTIFICATE OF THE CORPORATION" and "ANY OTHER DOCUMENT REQUIRED TO BE SIGNED BY THE CORPORATION" mean, respectively, a written order, request, consent, certificate or other document signed by one or more Senior Officers of the Corporation, and may consist of one or more instruments so executed.

SECTION 1.2 - NUMBER AND GENDER

     Unless otherwise provided herein or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

SECTION 1.3 - INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

     The division of this Indenture into Articles, Sections and Subsections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

SECTION 1.4 - DAY NOT A BUSINESS DAY

     In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

SECTION 1.5 - TIME OF THE ESSENCE

     Time shall be of the essence in all respects in this Indenture and the Debentures.

SECTION 1.6 - CURRENCY

     All dollar amounts herein are expressed in lawful money of Canada.

SECTION 1.7 - INVALIDITY OF PROVISIONS

     Each of the provisions contained in this Indenture or the Debentures is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provisions hereof or thereof.

SECTION 1.8 - APPLICABLE LAW

     This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the Province of Ontario and shall be treated in all respects as Ontario contracts.

SECTION 1.9 - LANGUAGE

     The parties hereto confirm their express wish that this Indenture and all documents and agreements directly or indirectly relating thereto (other than the Debenture) be drawn up in the English language. Notwithstanding such express wish, the parties agree that any such document or agreement, or any part thereof or of this Indenture, also may be drawn up in the French language.

     Les parties reconnaissent leur volonte expresse que le present acte de fiducie ainsi que tous les documents et contrats s'y rattachant directement ou indirectement soient rediges en anglais. Nonobstant cette volonte expresse, les parties conviennent que tout document ou contrat ou toute partie de ces derniers ou du present acte de fiducie, puissent etre rediges en francais aussi.


                                   ARTICLE II
                              ISSUE OF DEBENTURES


SECTION 2.1 - ISSUE AND TERMS OF DEBENTURES

(1) An aggregate principal amount of $125,000,000 Debentures are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth and shall be executed by the Corporation and certified by or on behalf of the Trustee and delivered by the Corporation in accordance with Sections 2.3 and
2.4. The Debentures are direct, unconditional and unsecured obligations of the Corporation.

(2) The Debentures shall be designated as "6.50% Convertible Unsecured Subordinated Debentures", shall be dated the Execution Date, shall mature on April 30, 2007 (the "Maturity Date") and shall bear interest (subject to the provisions of Subsection 2.2(3)) from the Execution Date at the rate of 6.50% per annum, payable after as well as before maturity, default and judgment, with interest on amounts in default at the same rate, payable in arrears semi-annually on April 30 and October 31, in each year, or if such day is not a Business Day, on the immediately following Business Day, the first such payment to fall due on October 31, 1997 and to consist of interest accrued from the Execution Date.

SECTION 2.2 - FORM OF DEBENTURES

(1) The Debentures shall be issued in registered form only in denominations of $1,000 and integral multiples thereof, and the Debenture Certificates shall be substantially in the form set out in Schedule "A" hereto, shall be dated as of the Execution Date (regardless of their actual date of issue and including all replacements issued in accordance with this Indenture), and shall have such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe, such approval by the Trustee to be evidenced by its certification of the Debentures.

(2) The Debentures may be engraved, printed or lithographed, or partly in one form and partly in another, as the Corporation may determine.

SECTION 2.3 - SIGNING OF DEBENTURE CERTIFICATES

     The Debenture Certificates shall be signed by any two officers of the Corporation and may but need not be under the corporate seal of the Corporation or a reproduction thereof. The signatures of such persons may be manual signature or by signature mechanically reproduced in facsimile and Debenture Certificates bearing such facsimile signatures shall, subject to Section 2.4, be binding upon the Corporation as if they had been manually signed by such persons. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Debenture Certificate may no longer hold the relevant office at the date of issue of such Debenture Certificate or at the date of certification or delivery thereof, any Debenture Certificate signed as aforesaid shall, subject to Section 2.4, be valid and binding upon the Corporation and the registered holder thereof shall be entitled to the benefits as a Debentureholder under this Indenture.

SECTION 2.4 - CERTIFICATION BY THE TRUSTEE

(1) No Debenture Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee upon the written order of the Corporation in the form of the certificate set out in Schedule "A" hereto. Such certification by the Trustee upon any Debenture Certificate shall be conclusive evidence as against the Corporation that the Debenture Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

(2) The certification of the Trustee on Debenture Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the

Debentures (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or any of them or of the consideration therefor except as otherwise specified herein.

SECTION 2.5 - DEBENTUREHOLDER NOT A SHAREHOLDER

     The holding of a Debenture shall not be construed as conferring upon a Debentureholder any right or interest whatsoever as a Shareholder nor as entitling the holder to any right or interest in respect thereof except as herein and in the Debentures expressly provided.

SECTION 2.6 - ISSUE IN SUBSTITUTION FOR LOST DEBENTURE CERTIFICATES

(1) In case any of the Debenture Certificates shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law and Subsection 2.6(2), shall issue and thereupon the Trustee shall certify and deliver a new Debenture Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated certificate, or in lieu of an in substitution for such lost, destroyed or stolen certificate, and the substituted certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and shall rank equally with all other Debenture Certificates issued or to be issued hereunder.

(2) The applicant for the issue of a new Debenture Certificate pursuant to this Section 2.6 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their sole discretion and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Corporation and the Trustee in their discretion and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

SECTION 2.7 - DEBENTURES TO RANK PARI PASSU

     All Debentures shall rank pari passu, whatever may be the actual date of issue of same.

SECTION 2.8 - REGISTERS FOR DEBENTURES

(1) The Corporation hereby appoints the Trustee as registrar and transfer agent of the Debentures, and the Corporation shall cause to be kept by and at the principal office of the Trustee in the City of Toronto a central register and, in such additional place or places as the Corporation with the approval of the Trustee may determine, a branch register in which shall be entered the names and addresses of holders of Debentures and the other particulars, prescribed by law, of the Debentures held by them. The Corporation shall also cause to be kept by and at such principal office of the Trustee in the City of Toronto the register of transfer, and may also cause to be kept by the Trustee or such other registrar or registrars and at such other place or places as the Corporation may designate with the approval of the Trustee, branch registers of transfers in which shall be recorded the particulars of the transfers of Debentures, registered in that branch register of transfers.

(2) No transfer of a Debenture shall be valid (i) unless made by due execution of the transfer form attached to the Debenture Certificate or any other written notice in a form satisfactory to the Trustee by the holder and the transferee or their respective executors, administrators, or other legal representatives or their respective attorneys duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, which duly executed transfer form shall be delivered to the Trustee, (ii) until, upon compliance with such reasonable requirements as the Trustee may prescribe, such transfer is recorded on the register maintained by the Trustee pursuant to Subsection 2.8(1), (iii) unless such registration shall be noted on the Debenture Certificate by the Trustee, and (iv) until all governmental or other charges arising by reason of such transfer have been paid.

(3) Neither the Corporation nor the Trustee shall be required (i) to transfer or exchange any Debentures during a period of 15 Business Days immediately preceding any interest payment date; or (ii) to transfer or exchange any Debentures on the day of any selection by the Trustee of any Debentures to be redeemed or purchased or during the 15 preceding Business Days or thereafter until after the mailing of any notice of redemption or purchase; or (iii) to transfer or exchange any Debentures selected or called for redemption in whole or in part unless upon due presentation thereof such Debenture or part thereof called for redemption shall not be redeemed.

SECTION 2.9 - TRANSFEREE ENTITLED TO REGISTRATION

     The transferee of a Debenture shall, after the transfer form attached to the Debenture or any other form of transfer substantially in that form is duly completed and the Debenture and form of transfer are lodged with the Trustee and upon compliance with all other conditions in that regard required by this Indenture or by law, be entitled to have his name entered on the register as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and his transferor or any pervious holder of such Debenture, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

SECTION 2.10 - REGISTERS OPEN FOR INSPECTION

     The registers hereinbefore referred to shall be open at all reasonable times for inspection by the Corporation, the Trustee or any Debentureholder.
The Trustee shall, from time to time when requested so to do by the Corporation, furnish the Corporation with a list of the names and addresses of holders of Debentures entered in the registers kept by the Trustee and showing the principal amount of Debentures.

SECTION 2.11 - EXCHANGE OF DEBENTURES

(1) Debenture Certificates may, upon compliance with the reasonable requirements of the Trustee, be exchanged for Debenture Certificates in any other authorized denomination representing in the aggregate the same principle amount of Debentures. The Corporation shall sign and the Trustee shall certify, in accordance with Sections 2.3 and 2.4, all Debenture Certificates necessary to carry out the exchanges contemplated herein.

(2) Debenture Certificates may be exchanged only at the principal office of the Trustee in the City of Toronto (or at such additional place or places that may be designated by the Corporation with the approval of the Trustee from time to time). Any Debenture Certificates tendered for exchange shall be surrendered by the Trustee and cancelled. The Corporation shall supply the Trustee with sufficient copies of the Debenture Certificates to effect such exchanges.

(3) Except as otherwise herein provided, the Trustee may charge persons requesting an exchange a reasonable sum for each Debenture Certificate exchanged. Payment of such charges and reimbursement of the Trustee or the Corporation for any and all taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

(4) Debentures issued pursuant to this Section 2.11 in exchange for Debentures which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption and shall have noted thereon a statement to that effect.

SECTION 2.12 - PERSONS ENTITLED TO PAYMENT

(1) The Corporation and the Trustee may deem and treat the registered holder of any Debenture Certificate as the absolute owner of the Debenture represented thereby for all purposes and the Corporation and the Trustee shall not affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Debentureholder shall be entitled to the rights evidenced by such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

(2) Payment of or on account of the principal of a Debenture shall be made only to the person in whose name such Debenture is registered and such payment shall be a good and sufficient discharge to the Trustee and any registrar and to the Corporation and any paying agent for the amounts so paid.

(3) As the interest on the Debentures becomes due (except interest payable at maturity or on redemption which may be paid upon presentation and surrender of such Debentures for payment), the Corporation, at least three Business Days prior to each date on which interest on such Debentures becomes due, shall forward or cause to be forwarded by prepaid post, to each holder for the time being at his address appearing on a register of holders hereinbefore mentioned, or in the case of joint holders to the one whose name appears first on such register, a cheque for such interest (less any tax required by law to be deducted including, without limitation, applicable withholding tax with respect to payments as, on account or in lieu of payment of, or in satisfaction of, interest on the Debentures to holders thereof who are not or are deemed not resident in Canada for the purposes of the Income Tax Act (Canada)) payable to such holder or holders and negotiable at par at each of the places at which interest upon such Debentures is expressed to be payable. The forwarding of such cheque shall satisfy and discharge the liability for the interest on such Debentures to the extent of the sums represented thereby (plus any amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation; provided that in the event of the non-receipt of such cheque by the holder, or the loss or destruction thereof, the Corporation, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, shall issue to such holder a replacement cheque for the amount of such cheque.

(4) Where Debentures are registered in more than one name, the principal monies and interest from time to time payable in respect thereof may be paid by cheque payable to all such holders and such payment shall be a valid discharge to the Trustee, any other registrar, the Corporation and any paying agent.

(5) In the case of the death of one or more joint holders, the principal monies and interest on any Debentures may be paid to the survivor or survivors of such holders whose receipt therefor shall constitute a valid discharge to the Trustee and any registrar and to the Corporation and any paying agent.

(6) Except as is otherwise provided herein, the principal amount of the Debentures and interest thereon shall be payable in lawful money of Canada at any branch in Canada of The Bank of Nova Scotia (or such other financial institutions as the Corporation may designate in writing to the Trustee) from time to time at the option of the respective holders thereof.

(7) Except as is herein otherwise provided, all sums which may at any time become payable, whether at maturity or on redemption or otherwise, on account of any Debenture or any interest thereon shall be payable at the option of the holder at any of the places at which the principal of and interest on such Debenture are payable.

SECTION 2.13 - U.S. LEGEND

     The Trustee acknowledges that the Debentures and the Shares issuable on conversion of the Debentures or which may be issued by the Corporation in satisfaction of its obligations under the Debentures (the "Underlying Common Shares") have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States and may be offered and sold only in the United States only pursuant to an exemption from the registration requirements of the U.S. Securities Act and U.S. state securities laws.

     Each Debenture issued to a person whose registered address is, or is directed to be, in the United States, and all Debentures issued in exchange or transfer therefor, whether under Section 2.6 or 2.11 hereof or otherwise, shall bear the following legend in boldface print on the face of such certificate:

     THE SECURITIES REPRESENTED HEREBY (AND UNDERLYING COMMON SHARES) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE

     "SECURITIES ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF CO-STEEL INC. THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
     (A) TO CO-STEEL INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE SECURITIES ACT, OR (2) RULE 144 or 145 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM THE R-M TRUST COMPANY AT ITS PRINCIPAL OFFICES IN TORONTO, MONTREAL, VANCOUVER, CALGARY, REGINA, WINNIPEG AND HALIFAX UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE R-M TRUST COMPANY AND CO-STEEL INC., TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

provided that, if the Debentures are being sold outside the united States in accordance with Rule 904 of Regulation S under the U.S. Securities Act, such legend may be removed by providing a declaration to the Trustee to the following effect (or as the Corporation may prescribe from time to time):

     The undersigned (i) acknowledges that the sale of the [IDENTIFY SECURITIES BY NUMBER AND TYPE], represented by certificate number [PROVIDE NUMBERS], to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended, (the "1933 Act") and certifies that (1) it is not an "affiliate" (as defined in Rule 405 under the 1933 Act) of Co-Steel inc., (2) the offer of such securities was not made to a person in the United States and either
     (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of [INSERT THE NAME OF THE APPLICABLE CANADIAN STOCK EXCHANGES DESIGNATED IN REGULATION S] and neither the seller nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. (Terms used in this declaration have the meanings ascribed thereto in Regulation S); and
provided that, if the Debentures are being sold inside the United States in compliance with Rule 144 or 145 under the U.S. Securities Act, if available, and U.S. state securities laws, such legend may be removed by delivery to the Trustee of an opinion of counsel of recognized standing satisfactory to the Corporation acting reasonably, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

SECTION 2.14 -- CONCERNING INTEREST

(1) Every Debenture, whether issued originally or in exchange for other Debentures, shall bear interest from and including the date such Debenture is issued hereunder or from and including the last interest payment date to which interest shall have been paid or made available for payment on the Debentures, whichever shall be later.

(2) Interest on each Debenture shall cease to accrue from the earliest of: (i) the Maturity Date; or (ii) if such Debenture is called for redemption, the date fixed for redemption; or (iii) if such Debenture is converted, the date stipulated in Subsection 4.3(4), unless, in the case of (i) or (ii), as the case may be upon due presentation and surrender thereof for payment on or after the Maturity Date or the date fixed for redemption, as the case may be, such payment is improperly withheld or refused.


(3) Wherever in this Indenture or the Debentures there is mention, in any context, of the payment of interest, such mention shall be deemed to include the payment of interest on amounts in default to the extent that, in such context, such interest is, was or would be payable pursuant to Subsection 2.1(2) and express mention of interest on amounts in default in any of the provisions hereof shall not be construed as excluding such interest in those provisions hereof where such express mention is not made.


                                  ARTICLE III
             REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBENTURES

SECTION 3.1 -- REDEMPTION OF DEBENTURES

     Subject to Section 3.2, the Debentures shall be redeemable prior to maturity in whole at any time or in part from time to time, at the option of the Corporation (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth) at prices equal to the principal amount of the Debentures to be redeemed, together with accrued and unpaid interest on the principal amount of the Debentures, or part thereof, so redeemed to and including the date fixed for redemption (the applicable price, including accrued and unpaid interest, at which Debentures may be redeemed being hereinafter referred to as the "REDEMPTION PRICE").

SECTION 3.2 - LIMITATION ON REDEMPTION

     Notwithstanding the provisions of Section 3.1, the Debentures shall not be redeemable on or prior to April 30, 2002.

SECTION 3.3 - PARTIAL REDEMPTION OF DEBENTURES

(1) In case less than all the Debentures are to be redeemed, the Corporation shall in each such case, at least 15 Business Days before the date upon which the notice of redemption is to be given, notify the Trustee in writing of its intention to redeem Debentures and of the aggregate principal amount of Debentures so to be redeemed. The Debentures so to be redeemed shall be selected by the Trustee on a pro rata basis (to the nearest multiple of $1,000) in accordance with the principal amount of Debentures registered in the name of each holder. For this purpose, the Trustee may make, and from time to time amend, regulations with regard to the manner in which such Debentures may be so selected and regulations so made shall be valid and binding upon all holders notwithstanding the fact that, as a result thereof, one or more of such Debentures become subject to redemption in part only.

(2) Debentures in denominations in excess of $1,000 may be selected and called for redemption in part only (such part being $1,000 or an integral multiple thereof) and, unless the context otherwise requires, references to Debentures in this Article III shall be deemed to include any such part of the principal amount of Debentures which shall have been so selected and called for redemption. The holder of any Debenture called for redemption in part only, upon surrender of such Debenture for payment as required herein, shall be entitled to receive, without expense to such holder, a new Debenture Certificate for the unredeemed part of the Debenture so surrendered, and the Corporation shall execute and the Trustee shall certify and deliver, at the expense of the Corporation, such new Debenture Certificate upon receipt of the Debenture Certificate so surrendered.

SECTION 3.4 - NOTICE OF REDEMPTION

     Subject to Section 3.10, notice of the intention of the Corporation to redeem any Debentures shall be given by or on behalf of the Corporation to the holders of the Debentures which are to be redeemed not more than 60 days and not less than 30 days prior to the date fixed for redemption in the manner provided in Section 12.2. The notice of redemption shall specify the redemption date, the Redemption Price and the places of payment and shall state that all interest on the Debentures shall cease to accrue from and after such redemption date and that the Debentures are convertible into Shares at any time prior to but not after the close of business on the Business Day immediately preceding the redemption date in the manner provided for herein. The notice of redemption shall, unless all the Debentures then outstanding are to be redeemed, specify the distinguishing letters and numbers of the Debenture Certificates in respect of the Debentures which are to be redeemed and, in case a Debenture is to be redeemed in part only, shall specify that part of the principal amount thereof which is to be redeemed.

SECTION 3.5 - DEBENTURES DUE ON REDEMPTION DATES

(1) Upon notice having been given as aforesaid, all Debentures called for redemption, other than Debentures converted into Shares in accordance with the provisions of Section 4.1, shall thereupon be and become due and payable at the Redemption Price and on the redemption date specified in such notice, in the same manner and with the same effect as if it were the Maturity Date specified in such Debentures, anything therein or herein to the contrary notwithstanding, and from and after such redemption date, if the monies necessary to redeem such Debentures shall have been deposited as hereinafter provided and affidavits or other proof satisfactory to the Trustee as to the mailing of such notices shall have been lodged with it, such Debentures shall not be considered as outstanding hereunder and interest upon such Debentures shall cease to accrue from and after said dates.

(2) In case any question shall arise as to whether any notice has been given as above provided and any deposit referred to below made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

SECTION 3.6 - DEPOSIT OF REDEMPTION MONIES

     Subject to Section 3.10, upon Debentures having been called for redemption as hereinbefore provided, the Corporation shall deposit with the Trustee or any paying agent to the order of or for the account of the Trustee, on or before the redemption date specified in the notice of redemption thereof, such sums as may be sufficient to pay the Redemption Price of the Debentures so to be redeemed. From the sums so deposited the Trustee shall pay or cause to be paid to the holders of such Debentures so called for redemption, upon surrender of such Debentures, the principal and interest to which they are respectively entitled on redemption.

SECTION 3.7 - FAILURE TO SURRENDER DEBENTURES CALLED FOR REDEMPTION

     In case the holder of any Debentures so called for redemption shall within 30 days from the date fixed for redemption fail so to surrender any of its Debenture Certificates in respect of such Debentures or shall not within such time accept payment of the redemption monies payable in respect thereof or give such receipt therefor, if any, as the Trustee may require, such redemption monies shall be set aside in trust for such holder in a non-interest bearing account with any chartered bank in Canada or any loan or trust company authorized to accept deposits under the laws of Canada or any province thereof, and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside, and to that extent the Debentureholder shall have no right except to receive payment out of the monies so paid and deposited upon surrender and deliver up of its Debenture or Debentures of the Redemption Price of such Debenture or Debentures.

SECTION 3.8 - SURRENDER OF DEBENTURES FOR CANCELLATION

     If the principal monies due upon any Debenture shall become payable by redemption or otherwise before the Maturity Date thereof, the person presenting such Debenture for payment must surrender the same for cancellation, the Corporation nevertheless paying or causing to be paid the interest accrued and unpaid thereon (computed on a per diem basis if the date fixed for payment is not an interest payment date). All Debentures so surrendered for cancellation shall forthwith be delivered to the Trustee and shall be cancelled by it and, subject to Section 3.3, no Debentures shall be issued in substitution therefor.

SECTION 3.9 - PURCHASE OF DEBENTURES

(1) Subject to applicable law, the Corporation may at any time, unless an Event of Default hereunder has occurred and is continuing, purchase Debentures in the market or by tender (including a dutch or reverse auction) or by private contract. Any Debentures purchased pursuant to this Section 3.9 shall forthwith be delivered to and cancelled by the Trustee and no Debentures shall be issued in substitution therefor.

(2) If, in response to an invitation to tender, more Debentures are tendered at a price acceptable to the Corporation than the Corporation is prepared to purchase, the Debentures to be purchased by the Corporation shall be selected by the Trustee on a pro rata basis (to the nearest multiple of $1,000) in accordance with the principal amount of Debentures tendered by each holder who tendered at the same price, provided that when Debentures are tendered at different prices, such selection shall be effected only with respect to the Debentures tendered at the price at which more Debentures were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the Debentures tendered at lower prices. The holder of any Debenture of which a part only is purchased, upon surrender of such Debenture for payment, shall be entitled to receive, without expense to such holder, one or more new Debentures for the unpurchased part so surrendered and the Trustee shall certify and deliver such new Debenture or Debentures upon receipt of the Debenture so surrendered.

SECTION 3.10 - SHARE PAYMENT OPTION

     Subject to Section 3.11 and applicable law, and notwithstanding any other provision of this Indenture, except as hereinafter provided, the Corporation, at its option and subject to regulatory approval, on at least 30 days' and not more than 60 days' notice given to the Trustee and to the Debentureholders in accordance with Sections 3.12, 12.1 and 12.2 (which notice, in the case of a redemption, may be given contemporaneously with notice of such redemption pursuant to Section 3.4), may satisfy its obligation hereunder to pay the aggregate principal amount payable to the holders of Debentures on redemption or on the Maturity Date by the issue to such holders of that number of Shares determined by dividing such amount by 95% of the Current Market Price of the Shares. Accrued and unpaid interest on such aggregate principal amount shall be payable in cash.

     The Corporation may not exercise this right if an Event of Default hereunder has occurred and is continuing on the date of the notice referred to in this Section 3.10.

     The Corporation reserves the right to satisfy its obligation hereunder to pay the aggregate principal amount payable to the holders of Debentures on redemption or on the Maturity Date, as the case may be, in cash instead of in Shares as provided above, to holders of Debentures not residing in Canada, if any.

SECTION 3.11 - ISSUE OF SHARES ON REDEMPTION OF DEBENTURES OR MATURITY DATE

(1) If the Corporation elects under Section 3.10 to satisfy its obligation to pay the principal amount of Debentures on the Maturity Date or the redemption date, as the case may be, by the issue of Shares and if otherwise permitted to do so by law, the Corporation will issue that number of Shares determined under
Section 3.10 and will deliver to the Trustee the following:

     (a) an Officer's Certificate certifying that no Event of Default hereunder has occurred and is continuing as at the date of the notice referred to in Section 3.10;

     (b) a certified copy of a resolution authorizing the issuance of such Shares; and

     (c) an opinion of Counsel that (i) all requirements imposed by this Indenture or by law in connection with the proposed issue of Shares have been complied with including that no prospectus or similar document is required to be filed or authorizations of regulatory authorities required to be obtained under applicable legislation of any province of Canada (other than as may have been filed or obtained) before such Shares may properly and legally be issued and thereafter freely traded through persons registered if required under applicable laws, (ii) the Shares so issued have been validly issued and upon receipt by the Corporation of the consideration therefor will be outstanding as fully paid and non-assessable shares and (iii) the Shares so issued have been conditionally approved for listing on The Toronto Stock Exchange or on such other principal exchange as the Shares may then be listed, subject to compliance with the requirements of such exchange.

(2) If the provisions of Subsections 3.11(1)(a) and (b) are not complied with, the principal amount of the Debentures together with accrued and unpaid interest thereon payable on the Maturity Date or on the redemption date, as the case may be, will be payable in lawful money of Canada as otherwise provided hereunder. If such provisions are complied with, the issue by the Corporation of that number of Shares determined under Section 3.10 shall fully satisfy and discharge the obligation of the Corporation to pay the principal amount of such Debentures on the Maturity Date or on the redemption date, as the case may be.

SECTION 3.12 - GENERAL PROVISIONS

(1) The notice to the holders of Debentures to be given by the Corporation pursuant to Section 3.10 must:

     (a) state that the Corporation has exercised its option to pay the aggregate principal amount payable to the holders of Debentures on the date of redemption or the Maturity Date, as the case may be, by the issue of Shares to the holders of Debentures and indicate the number of Shares issuable per $1,000 of principal amount of Debentures;

     (b) state that to receive a certificate for the Shares and the interest to which the holder of a Debenture is entitled on the redemption date or the Maturity Date, as the case may be, the holders of Debentures must surrender their Debentures to the Trustee at its principal office in the City of Toronto;

     (c) advise each holder of Debentures that the Shares to be issued in respect of such holder's Debentures will be registered in the name of the holder unless the Trustee, receives from such holder, on or before the tenth Business Day prior to the redemption date or the Maturity Date, as the case may be, at its principal office in the City of Toronto written notice in form and execution satisfactory to the Trustee directing the Corporation to register such Shares in some other name or names stating the name or names (with addresses) accompanied by payment to the Trustee of any transfer tax which may be payable by reason thereof; and

     (d) advise each holder of Debentures that such holder may, on or after the redemption date or the Maturity Date, as the case may be, and on proof of identity satisfactory to the Trustee, take personal delivery of the share certificates representing that holder's Shares so issued and receive the interest to which such holder is entitled, at the principal office of the Trustee in the City of Toronto, if the Trustee receives from such holder at its principal office, in addition to any other notice or delivery required by this Subsection and on or before the tenth Business Day prior to the redemption date or the Maturity Date, as the case may be, written notice in form and execution satisfactory to the Trustee, stating that such holder wishes to take personal delivery of the Shares issued hereunder.

(2) On the redemption date or the Maturity Date, as the case may be, the Corporation shall:

     (a) subject to Subsection 3.12(1)(c) and (d), cause to be sent by prepaid ordinary insured mail, or in the event of mail service interruption by such other means as the Trustee and the Corporation will determine to be appropriate, share certificates for Shares issued pursuant to
          Section 3.10 to each holder of Shares in respect of which Debentures have been surrendered in accordance with the requirements of the notice given pursuant to Subsection 3.12(1), at their addresses as shown on the register maintained pursuant to Article II hereof; and

     (b) make available for personal delivery, on proof of identity satisfactory to the Trustee, to each holder of Debentures who has delivered a notice to the Trustee in accordance with Subsection 3.12(1)(d) on or before the tenth Business day prior to the redemption date or the Maturity Date, as the case may be, share certificates for Shares issued pursuant to Section 3.10 to such holder in respect of which Debentures have been surrendered in accordance with the requirements of the notice given pursuant to
          Section 3.12(1).

(3) On or after the redemption date or the Maturity Date, as the case may be, the Corporation will deliver or cause to be delivered share certificates representing the Shares issued pursuant to Section 3.10 to any other registered holder thereof, on presentation and surrender of the Debentures in respect of which such shares were issued.

(4) Each share certificate delivered pursuant to this Section 3.12 will be for that number of Shares to which the holder is entitled in accordance with
Section 3.10.

(5) If the holder of any Debentures, in respect of which the Corporation has elected pursuant to Section 3.10 to satisfy its obligation to pay the aggregate principal amount of such Debentures by the issue of Shares shall fail to surrender any of such Debentures or shall not accept delivery of certificates representing the Shares issuable to such holder on or before the redemption date or the Maturity Date, as the case may be, such Debenture shall thereafter not be considered as outstanding hereunder, and the Debenture holder shall have no right in respect thereof except to receive certificates representing Shares upon surrender of such Debentures.

(6) If the Debentures which have been surrendered to the Trustee pursuant to this Article III bear the legend referred to in Section 2.13, then the Corporation shall cause the Trustee (or the registrar and transfer agent of the Shares if other than the Trustee) to affix the legend set forth in Section 2.13 on the certificate or certificates of the Shares, provided that the proviso with respect to the removal of the legend set forth in Section 2.13 shall also apply thereto.

(7) The Corporation shall not be required to issue fractional Shares upon the issue of Shares pursuant to Section 3.10. If any fractional interest in a Share would, except for the provisions of this Subsection 3.12(7), be deliverable upon the issue of any shares pursuant to Section 3.10, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the registered holder of such shares an amount in lawful money of Canada equal (computed to the nearest cent) to the appropriate fraction of the value (being the last reported sale price or, if none, the mean between the closing bid and ask quotations on The Toronto Stock Exchange, or, if the Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Shares are listed, as may be selected for such purpose by the directors and approved by the Trustee or, if the Shares are not listed on any stock exchange, a value reasonably determined by the directors) of a Share on the redemption date or the Maturity Date, as the case may be.


                                   ARTICLE IV
                            CONVERSION OF DEBENTURES

SECTION 4.1 - CONVERSION PRIVILEGE AND CONVERSION PRICE

(1) Upon and subject to the provisions and conditions of this Article and provided the Corporation has not paid to the Trustee the principal and accrued and unpaid interest on the Debentures pursuant to Section 6.1, the holder of each Debenture shall have the right, at his option, at any time prior to 5:00 p.m. (Toronto time) on the earlier of April 30, 2007 and the Business Day immediately preceding the date, if any, fixed for redemption of such Debenture (such earlier time and date in this Article being referred to as the "EXPIRY TIME"), to convert the whole or, in the case of a Debenture in a denomination in excess of $1,000, any part which is $1,000 or an integral multiple thereof, of the principal amount of such Debenture into fully paid and non-assessable Shares at the Conversion Price in effect on the Date of Conversion.

(2) Such right of conversion shall extend only to the maximum number of whole Shares into which the aggregate principal amount of the Debenture or Debentures or part thereof surrendered for conversion at any one time by the holder thereof may be converted in accordance with the foregoing provisions of this Section. Fractional interests in Shares shall be adjusted for in the manner provided in Subsection 4.4(10).

SECTION 4.2 - REVIVAL OF RIGHT TO CONVERT

     If the Corporation shall fail to redeem any Debenture in accordance with the notice of redemption upon due surrender of such Debenture, any right to convert such Debenture as provided in this Article shall revive and continue as if such Debenture had not been called for redemption.

SECTION 4.3 - MANNER OF EXERCISE OF RIGHT TO CONVERT

(1) The holder of a Debenture desiring to convert such Debenture into Shares shall surrender such Debenture prior to the Expiry Time to the Trustee at its principal office in the City of Toronto (or at such additional place or places as the Corporation with the approval of the Trustee may determine) together with the conversion form on the reverse side of the Debenture Certificate in respect of such Debenture or any other written notice in a form satisfactory to the Trustee, in either case duly executed by the holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and substance satisfactory to the Trustee and executed in a manner satisfactory to the Trustee, with signatures medallion guaranteed or guaranteed by a Canadian chartered bank, a trust company or a member firm of The Toronto Stock Exchange (the "EXCHANGE") or other recognized stock exchange if Shares are to be issued to a person other than a holder, exercising its rights to convert such Debenture in accordance with the provisions of this Article. Thereupon such Debentureholder and/or, subject to payment of all applicable stamp or security transfer taxes or other governmental charges and compliance with all reasonable requirements of the Trustee, its nominee(s) or assignee(s), shall, subject to the provisions of Subsection 4.4(6) and Section 4.8, be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in Subsection 4.3(2)) as the holder of the number of Shares into which such Debenture is convertible in accordance with the provisions of this Article and, as soon as practicable thereafter, the Corporation shall deliver to such Debentureholder and/or, subject as aforesaid, its nominee(s) or assignee(s), a certificate or certificates for such Shares and, if applicable, a cheque for any amount payable under this Article.

(2) For the purposes of this Article, a Debenture shall be deemed to be surrendered for conversion on the date (herein called the "DATE OF CONVERSION") on which it is so surrendered in accordance with the provisions of this Article and, in the case of a Debenture so surrendered by post or other means of transmission, on the date on which it is received by the Trustee at its office specified in Subsection (1) of this Section; provided that if a Debenture is surrendered for conversion on a day on which the register of Shares is closed, the person or persons entitled to receive Shares shall, except as provided in Subsection 4.4(6), become the holder or holders of record of such Shares as at the date on which such register is next reopened. If a Debenture is surrendered for conversion on, or during the 15 Business Days preceding, any interest payment date or the day of selection by the Trustee of any Debentures for redemption, such Debenture shall be deemed to be surrendered for conversion on the Business Day immediately following such interest payment date or the date on which the Debentures are selected for redemption.

(3) The holder of any Debenture of which part only is converted shall, upon the exercise of his right of conversion, surrender the Debenture Certificate in respect of said Debenture to the Trustee, and the Trustee shall cancel the same and shall without charge to the holder forthwith certify and deliver to the holder a new Debenture Certificate or Debenture Certificates in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered.

(4) The holder of a Debenture surrendered for conversion in accordance with this Section 4.3 shall be entitled to receive accrued and unpaid interest in respect thereof only for the period up to the interest payment date, if any, which falls on the Date of Conversion or, if the Date of Conversion is not an interest payment date, for the period up to the interest payment date immediately preceding the Date of Conversion; and there shall be no payment or adjustment by the Corporation on account of any interest accrued or accruing on such Debenture from the date of the latest interest payment date. The Shares issued upon conversion shall rank only in respect of dividends declared in favour of holders of record of Shares on and after the Date of Conversion or such later date as such holder shall become the holder of record of such Shares pursuant to Subsection 4.3(2), from which applicable date they will for all purposes by and be deemed to be issued and outstanding as fully paid and non-assessable Shares.

SECTION 4.4 -- ADJUSTMENT RULES

     The conversion rights at any date attaching to the Debentures shall be subject to the adjustment from time to time as follows:

(1) If and whenever at any time prior to the Expiry Time, the Corporation shall (i) subdivide its then outstanding Shares into a greater number of Shares
(ii) consolidate its then outstanding Shares into a lesser number of Shares, or
(iii) issue Shares or securities exchangeable for or convertible into Shares to all or substantially all of the holders of its then outstanding Shares by way of stock dividend or other distribution, other than an issue of Shares or securities exchangeable for or convertible into Shares to the holders of Shares who exercise an option to receive dividends in Shares in lieu of receiving dividends paid in the ordinary course, or (iv) distribute any securities or assets of any kind whatsoever to all or substantially all of the holders of Shares (other than cash dividends and equivalent dividends in stock and other than an issue of Shares to holders of Shares pursuant to a right granted to such holders to receive such Shares in lieu of dividends paid in the ordinary course) (any of the events described in (i) through (iv) being herein called a "SHARE REORGANIZATION"), the Conversion Price shall be adjusted effective immediately after the effective date or the record date, as the case may be, on which the holders of shares are determined for the purpose of the Share Reorganization by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the number of Shares outstanding on such record date before giving effect to the Share Reorganization and the denominator of which shall be the number of Shares (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had all securities been exchanged or converted into Shares on such date) outstanding after the completion of such Share Reorganization (but before giving effect to the issue of any Shares issued after such record date otherwise than as part of such Share Reorganization).

(2) If and whenever at any time prior to the Expiry Time the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them to subscribe for or purchase Shares in the capital of the Corporation (or securities exchangeable for or convertible into such Shares) within a period of not more than 45 days after such record date (the "Rights Period") at a price per share (or having a conversion or exchange price per share) of less than 95% of the Current Market Price for a Share on such record date (a "Rights Offering") the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Shares outstanding on such record date plus a number of Shares equal to the number arrived at by dividing the aggregate price of the total number of additional shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price per Share and of which the denominator shall be the total number of Shares outstanding on such record date plus the total number of additional Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable). Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not converted during the Rights Period, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or the Conversion Price which would then be in effect based upon the number of Shares (or securities convertible into Shares) actually issued upon the conversion of such rights, options or warrants, as the case may be.

(3) If and whenever at any time prior to the Expiry Time the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares, or (ii) rights, options or warrants (excluding a Rights Offering and also excluding rights, options or warrants entitling the holders thereof within not more than 45 days of the date of their issuance to acquire Shares (or securities convertible into or exchangeable for Shares) at a price per Share (or having a conversion price per Share) equal to or greater than 95 percent of the Current Market Price of a Share on the record date for the issuance of such rights, options or warrants or (iii) evidences of its indebtedness or (iv) assets (including cash dividends except cash dividends paid in the ordinary course) (a "SPECIAL DISTRIBUTION") then, in each such case, the Conversion Price shall be adjusted immediately after such record date for the Special Distribution so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction of which the numerator shall be the total number of Shares outstanding on such record date multiplied by the Current Market Price per Share on such record date, less the fair market value (as determined by the auditors of the Corporation, which determination shall be conclusive) of such shares or evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Shares outstanding on such record date multiplied by such

Current Market Price per Share. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be.

(4) Upon any adjustment of the Conversion Price pursuant to Subsections 4.4(1), 4.4(2) or 4.4(3), the number of Shares receivable upon the conversion of each $1,000 in principal amount of Debentures shall contemporaneously be adjusted by multiplying the number of Shares theretofore receivable on the conversion thereof by a fraction of which the numerator shall be the Conversion Price in effect immediately prior to such adjustment and the denominator shall be the Conversion Price resulting from such adjustment.

(5) If and whenever at any time prior to the Expiry Time there is a reclassification of the Shares or a capital reorganization of the Corporation other than as otherwise described in this Section 4.4 or a consolidation, amalgamation or merger of the Corporation with or into any other body corporate, trust, partnership or other entity or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust partnership or other entity, any Debentureholder who has not exercised his right of conversion prior to the effective date of such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, upon the exercise of such right of conversions thereafter, shall be entitled to receive and shall accept in lieu of the number of Shares to which such Debentureholder was theretofore entitled upon conversion, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation or to which such sale or conveyance may be made, as the case may be, that such holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger, sale or conveyance if, immediately prior to the record date or the effective date thereof, as the case may be, he had exercised his right of conversion. To give effect to or to evidence the provisions of this paragraph, the Corporation, its successor or such purchasing body corporate, trust, partnership or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, that the application of the provisions set forth in this Indenture shall thereafter correspondingly be made applicable as nearly as may reasonably be, with respect to any shares, other securities or property to which a Debentureholder is entitled on the conversion of his Debenture(s) thereafter. Any indenture entered into between the Corporation and the Trustee pursuant to the provisions of this Subsection 4.4(5) shall be a supplemental indenture entered into pursuant to the provisions of Articles IX hereof. Any indenture entered into between any successor to the Corporation or a purchasing body corporate, trust, partnership or other entity shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.4 and which shall apply to successive reclassifications, capital reorganizations, amalgamation, consolidations, mergers, sales or conveyances. Notwithstanding any provision of this Indenture, in the event any reclassification, change, amalgamation, consolidation, merger or sale occurs on or prior to the date which is five years from the issue of the Debenture, a holder of Debentures who exercises the right to convert Debentures into Shares shall be entitled to receive only shares, other securities or property that constitute Prescribed Securities provided that the fair market value of such Prescribed Securities shall be equal to the fair market value of any Prescribed Securities and any other type of consideration that the holder would have been entitled to receive had such Debentures been converted into Shares immediately prior thereto and the Corporation shall not undertake, permit or enter into any such reclassification, change, amalgamation, consolidation, merger or sale on or before such date unless such Debentureholders are provided with the right to receive Prescribed Securities as aforesaid.

(6) In any case in which this Section 4.4 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein and where the application of such adjustment would result in a decrease in the Conversion Price immediately after such record date, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Debenture exercising his conversion rights after such record date and before the occurrence of such event the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Shares upon the occurrence of the event resulting in the decreased Conversion Price and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Conversion Date or such later date as such holder would, but for the provisions of this Subsection 4.4, have become the holder of record of such additional Shares.

(7) The adjustments provided for in this Section 4.4 in the Conversion Price and in the number and classes of shares which are to be received on the conversion of Debentures are cumulative. After any adjustment pursuant to this Section, the term "SHARES" where used in this Indenture shall be interpreted to mean shares of any class or classes which, as a result of all prior adjustments pursuant to this Section, the Debentureholder is entitled to receive upon the conversion of his Debenture, and the number of Shares indicated in any conversion made pursuant to a Debenture shall be interpreted to mean the number of shares of all classes which, as a result of all prior adjustments pursuant to this Section, a Debentureholder is entitled to receive upon the full exercise of his conversion rights.

(8) All shares of any class which a Debentureholder is at the time in question entitled to receive on the full exercise of the conversion rights attaching to his Debenture, whether or not as a result of adjustments made pursuant to this Section, shall, for the purposes of the interpretation of this Indenture, be deemed to be shares which such Debentureholder is entitled to receive on conversion of such Debenture.

(9) Anything in this Section 4.4 to the contrary notwithstanding, no adjustment shall be made in the Conversion Price and no notice shall be given (a) unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect (but in such case any adjustment that would otherwise have been required then to be made shall be carried forward and taken into account in any subsequent adjustment in the Conversion Price) or (b) in respect of entitlement to acquire Shares pursuant to an employee stock purchase, stock option or analogous plan as now or hereafter existing or as hereafter amended, supplemented or replaced provided that each entitlement is to acquire equity shares or securities convertible or exchangeable into equity shares at a price as defined in such plans. In case the Shares at any time outstanding shall, prior to the Expiry

Time, be subdivided into a greater number of Shares or consolidated into a lesser number of Shares, the minimum adjustment aforesaid shall thereupon be itself adjusted to such amount which shall bear the same relation to the minimum adjustment established immediately prior to such event as the total number of Shares outstanding immediately after such event. Any such minimum adjustment so established shall continue in effect until the same shall again be changed as herein provided.

(10) The Corporation shall not be required to issue fractional Shares upon conversion of the Debenture. If any fractional interests in a Share would, except for the provisions of this Subsection, be deliverable upon the exercise of a Debentureholder's conversion rights, the Corporation shall make a cash payment equal to the fair value (based on the last reported sale price or, if none, the mean between the closing bid and ask quotations on The Toronto Stock Exchange, or, if the Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Shares are listed which may be selected by the Trustee) of the fraction of a Share not so issued. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of whole Shares issuable upon conversion thereof shall be converted on the basis of the aggregate principal amount of the Debentures to be converted.

(11) If any question arises with respect to the adjustments provided in this
Article IV such questions shall be conclusively determined by a firm of chartered accountants (who may be the Corporation's auditors) appointed by the Corporation and acceptable to the Trustee. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Trustee and the Debentureholders. If any such determination is made, the Corporation shall deliver a certificate to the Trustee describing such determination.

(12) No adjustment in the Conversion Price shall be made in respect of any event described in this Section 4.4, other than events referred to in paragraphs 4.4(1)(i) and (ii), if Debentureholders are entitled to participate in such event on the same terms mutatis mutandis as if Debentureholders had exercised their rights of conversion prior to or on the effective date or record date of such event. Any such participation will be subject to the prior approval or consent of each Canadian stock exchange on which the Shares are listed.

(13) If, after the date of this Indenture the Corporation shall take any action affecting the Shares other than the actions described in this Article IV which in the opinion of the directors, acting reasonably, would materially and adversely affect the rights of Debentureholders, the Conversion Price and the number of Shares which may be acquired upon exercise of conversion rights attaching to a Debenture shall be adjusted in such manner and at such time, as may be determined by the auditors of the Corporation to be equitable in the circumstances (having regard to the fair market value of the Debentures and the Shares before and after such action is taken); provided that no such adjustment will be made unless prior approval or consent of each Canadian stock exchange on which the Shares are listed for trading, if required, have been obtained. In the event that any such adjustment is made, the Corporation shall deliver a certificate to the Trustee describing such adjustment.

(14) In the absence of a resolution of the directors fixing a record date for an event described in this Section 4.4, the Corporation will be deemed to have fixed as the record date therefor the date on which the event is effected.

SECTION 4.5 -- PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT

     As a condition precedent to the taking of any action which would require an adjustment pursuant to Section 4.4, the Corporation shall take any action which may, in the opinion of counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable all the Shares which the holders of the Debentures are entitled to receive on the exercise of the conversion rights in respect thereof in accordance with the provisions hereof.

SECTION 4.6 -- CERTIFICATE OF ADJUSTMENT

     The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in
Section 4.4, deliver a certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment specified therein shall be verified by an opinion of the Corporation's auditors and, absent manifest error, shall be conclusive and binding on all parties in interest. When so verified, the Corporation shall forthwith give notice to the Debentureholders in the manner provided in Section 12.2 specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Conversion Price; provided that, if the Corporation has given notice under
Section 4.7 covering all the relevant facts in respect of such event and if the Trustee approves, no such notice need be given under this Section 4.6. The Trustee may, for all purposes, act and rely upon any certificate or certificates and any other document delivered by the Corporation or the Corporation's auditors pursuant to this Section 4.6.

SECTION 4.7 -- NOTICE OF SPECIAL MATTERS

     The Corporation covenants with the Trustee that so long as any Debenture remains outstanding, it will give at least fourteen days' notice to the Trustee and to the Debentureholders as provided in Section 12.2, of its intention to fix a record date for any event referred to in Subsections 4.4(1), 4.4(2) or 4.4(3) which may give rise to an adjustment in the Conversion Price, of its intention to take any action described in Subsection 4.4(5) or of its intention to fix a record date for the payment of dividends on the Shares other than dividends paid in the ordinary course, and, in each case, such notice shall specify the particulars of such event and the record date and/or the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which the notice is given. The Corporation shall forthwith upon determining further particulars provide a subsequent notice to the Trustee and the Debentureholders setting forth such particulars.

SECTION 4.8 -- NO ACTION AFTER NOTICE

     The Corporation covenants with the Trustee that it will not close its transfer books or take any other corporate action which might deprive the holder of a Debenture of the opportunity of exercising his right of conversion pursuant thereto during the period of ten Business Days after the giving of the notice set forth in Sections 4.6 and 4.7

SECTION 4.9 - PROTECTION OF TRUSTEE

     Subject to Subsection 10.2(1), the Trustee (i) shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.4, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same; (ii) shall not be accountable with respect to validity or value (or the kind or amount) of any Shares or of any shares or other securities or property which may at any time be issued or delivered upon the conversion of the conversion rights attaching to any Debenture; or (iii) shall not be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Shares or share certificates upon the surrender of any Debentures for the purpose of the exercise of such conversion rights or to comply with any of the covenants contained in this Article IV.

SECTION 4.10 - ACCOUNTING AND RECORDING

(1) The Trustee shall account to the Corporation as soon as practicable with respect to conversion of Debentures.

(2) The Trustee shall record the particulars of the Debentures converted which shall include the name or names and addresses of the persons who become holders of Shares on conversion, the Conversion Date and the Conversion Price therefor. Within three Business Days of each Conversion Date, the Trustee shall provide such particulars in writing to the Corporation.

SECTION 4.11 - CANCELLATION OF SURRENDERED DEBENTURE CERTIFICATES

     All Debenture Certificates surrendered to the Trustee pursuant to Section 2.6, 2.11, 3.3, 3.8 or 4.3 shall be cancelled by the Trustee. The Trustee shall, if required by the Corporation, furnish the Corporation with a certificate identifying the Debenture Certificates so cancelled.

SECTION 4.12 - EXPIRATION

     After the Expiry Time, all rights under any Debenture in respect of which the right of conversion herein and therein provided for have not theretofore been exercised shall wholly cease and terminate and such Debenture shall be void and of no value or effect.

SECTION 4.13 - REVIVAL OF RIGHT TO CONVERT

     If the Corporation shall fail to redeem any Debenture which has been called for redemption upon due surrender of such Debenture, any right to convert such Debenture as provided in this Article IV shall revive and continue as if such Debenture had not been called for redemption.

SECTION 4.14 - U.S. LEGEND

     In the event any Debenture(s) which have been delivered to the Trustee pursuant to Section 4.3 hereof bears the U.S. Securities Act legend referred to in Section 2.13, the Corporation shall cause the certificates in respect of the Shares issuable upon the conversion of such Debenture(s) to be affixed with the same legend set forth in Section 2.13 and the proviso with respect to the removal of the legend set forth in Section 2.13 shall apply thereto.

                                   ARTICLE V
                                   COVENANTS

SECTION 5.1 - GENERAL COVENANTS

     The Corporation covenants with the Trustee that so long as any Debentures remain outstanding;

(1) It will duly and punctually pay or cause to be paid to every Debentureholder the principal of, and interest accrued on, the Debentures of which he is the holder on the dates, at the places, in the monies or Shares; as the case may be, and in the manner mentioned herein;

(2) It will at all times maintain its corporate existence, provided that subject to Section 9.3 nothing herein contained shall prevent the amalgamation, consolidation or merger of the Corporation or any Subsidiary of the Corporation if, in the reasonable opinion of the directors or officers of the Corporation, it would be advisable and in the best interest of the Corporation so to do, and will keep or cause to be kept proper books of account in accordance with generally accepted accounting practice and will file with the Trustee copies of all financial statements and other material furnished to the holders of Shares after the date of this Indenture;

(3) It will use its best efforts to ensure that it maintains, until one year after the Expiry Time, its status as a reporting issuer not in default (or the equivalent) under the securities laws of each Canadian province;

(4) It will at all times carry on and conduct and will cause to be carried on and conducted its business in the same general manner as hereto before carried on and conducted, provided, however, that, subject to Section 9.3, the Corporation or any Subsidiary of the Corporation may cease to carry on a business or may purchase or dispose of any business, premises, assets, property or operation if, in the opinion of the directors or officers of the Corporation or any Subsidiary of the Corporation, as the case may be, it would be advisable and in the best interest of the Corporation or any Subsidiary of the Corporation so to do, or if the purchase or disposition is required by law or is made pursuant to a partnership or shareholder agreement, arrangements with respect to a joint venture, or buy-sell, shotgun, rights of first refusal or similar arrangements entered into by the Corporation or a Subsidiary;

(5) It will reserve out of its authorized capital a sufficient number of Shares to satisfy the rights of conversion provided for herein and it will conditionally issue to holders of Debentures such number of Shares as shall be issuable on the conversion of all outstanding Debentures;

(6) It will cause the Shares from time to time issued upon the conversion of Debentures or upon exercise by the Corporation of its right to issue Shares in satisfaction of its obligations at redemption or maturity, and the certificates representing such Shares, to be duly issued and delivered in accordance with the Debentures and the terms hereof;

(7) All Shares which shall be issued upon exercise of the right to convert Debentures provided for herein shall be issued as fully-paid and non-assessable and the holders thereof shall not be liable to the Corporation or its creditors in respect of the issue of such Shares;

(8) It will use its best efforts to maintain the listing of the Shares on The Toronto Stock Exchange, to complete all necessary requirements in connection with the listing and posting for trading of the Shares issuable upon conversion of the Debentures on such exchange as soon as practicable following the Execution Date, and to secure the listing of the Debentures on the exchange as soon as is practicable following the Execution Date and thereafter to maintain such listing;

(9) If at any time any registration or filing pursuant to any securities laws of Canada or any province thereof is required to ensure that the Shares issuable upon the conversion of the Debentures are issued in compliance with all such laws or to ensure that any Shares, once issued, are not subject to any restriction as to resale thereof (other than restrictions that apply to a holder of Shares solely as a result of that holder holding or being part of a group that holds a sufficient number of securities to control the Corporation), it will promptly take all necessary action to make or obtain such registration or filing, as the case may be;

(10) On or before December 31 in each year commencing December 31, 1997, it will furnish to the Trustee a certificate stating that it has complied with all covenants, conditions, or other requirements contained in this Indenture, the non-compliance with which would, with the giving of notice or lapse of time, constitute an Event of Default; and

(11) It will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture, and will execute, acknowledge, and deliver or cause to be executed, acknowledged and delivered all other acts, deeds and assurances in law as the Trustee may reasonably require for the better accomplishing and effecting of the provisions of this Indenture.

SECTION 5.2 - TRUSTEE'S REMUNERATION AND EXPENSES

     The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements of the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and disbursements of its counsel and all other advisers and assistants not regularly in its employ) until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the negligence, wilful misconduct or bad faith of the Trustee.

SECTION 5.3 - PERFORMANCE OF COVENANTS BY TRUSTEE

     If the Corporation shall fail to perform any of its covenants contained in this Indenture and the Corporation has not rectified such failure within ten Business Days after receiving notice from the Trustee of such failure, the Trustee may notify the Debentureholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Debentureholders of such performance by it. All sums expended or disbursed by the Trustee in so doing shall be repayable as provided in Section
5.2. No such performance, expenditure or disbursement by the Trustee shall be deemed to relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

SECTION 5.4 - ENFORCEABILITY OF DEBENTURES

     The Corporation covenants and agrees that it is duly authorized to create and issue the Debentures to be issued hereunder and that the Debentures, when issued and countersigned as herein provided, will be valid and enforceable against the Corporation in accordance with the provisions hereof and the terms thereof.

SECTION 5.5 - NOT TO EXTEND TIME FOR PAYMENT OF INTEREST

     In order to prevent any accumulation after maturity of unpaid interest, the Corporation will not directly or indirectly extent or assent to the extension of time for payment of any interest upon any Debenture and it will not directly or indirectly be or become a party to or approve any such arrangement in any manner; and the Corporation shall deliver to the Trustee all Debentures when paid as evidence of such payment. In case the time for the payment of any such interest shall be so extended, whether or not such extension be by or with the consent of the Corporation notwithstanding anything herein or in the Debenture Certificates contained, such interest shall not be entitled in case of default hereunder to the benefits of this Trust Indenture except subject to the prior payment in full of all interest on Debentures the payment of which has not been so extended.


                                   ARTICLE VI
                            DEFAULT AND ENFORCEMENT

SECTION 6.1 - EVENTS OF DEFAULT

     Upon the happening of one or more of the following events (herein sometimes referred to as an "EVENT OF DEFAULT"), namely:

     (i) if the Corporation makes default in payment of the principal of any Debenture when the same becomes due under any provision hereof;

     (ii) if the Corporation makes default in payment of any interest due on any Debenture hereof and any such default shall have continued for a period of five days after receipt by the Corporation of notice from the Trustee setting forth the default and requiring the Corporation to rectify the same;

     (iii) if a decree or order of a court having jurisdiction in the premises is entered adjudicating the Corporation or a Significant Subsidiary a bankrupt or insolvent under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws or issuing sequestration or process of execution against all or substantially all of the property of the Corporation or a Significant Subsidiary or appointing a receiver of such property, or ordering the winding-up or liquidation of the affairs of the Corporation or a Significant Subsidiary and enforcement of any such aforesaid decree or order continues unstayed and in effect for a period of 60 days after notice of such decree or order is received by the Corporation;

     (iv) if a resolution is passed for the winding-up or liquidation of the Corporation (except in the course of carrying out or pursuant to a transaction in respect of which the conditions or Article IX are duly observed and performed) or if the Corporation or a Significant Subsidiary institutes proceedings to be adjudicated a bankrupt or insolvent or consents to the filing of any such petition or to the appointment of a receiver of all or substantially all of the property of the Corporation or a Significant Subsidiary or makes a general assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes;

     (v) if the Corporation shall neglect to carry out or observe any other covenant or condition herein to be observed or performed and, after notice in writing has been given by the Trustee to the Corporation specifying such default and requiring the Corporation to put an end to the same (which said notice may be given by the Trustee in its discretion and shall be given by the Trustee upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding), the Corporation shall fail to make good such default within a period of 30 days unless the Trustee (having regard to the subject matter of the neglect or non-observance) shall have agreed to a longer period and, in such event, the Corporation shall not have made good the default within the period agreed to by the Trustee; or

     (vi) if an encumbrancer takes possession of all or substantially all of the property of the Corporation or a Significant Subsidiary, or if any process or execution is levied or enforced upon or against all or substantially all of the property of the Corporation or a Significant Subsidiary and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Corporation or the Significant Subsidiary, as the case may be, actively and diligently contests in good faith such process, but in that event the Corporation or the Significant Subsidiary shall, if the Trustee so requires, give security which, in the discretion of the Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid;

then in such and every such event the Trustee may in its discretion and shall upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding, subject to the provisions of Section 6.3, by notice in writing to the Corporation declare the principal of and interest on all Debentures then outstanding and all other monies outstanding hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Trustee, anything therein or herein to the contrary notwithstanding, and the Corporation shall forthwith pay to the Trustee for the benefit of the Debentureholders the principal of the Debentures and accrued and unpaid interest on the Debentures to, but not including, the date payment is received by the Trustee. Such payment when made shall be deemed to have been made in discharge of the Corporation's obligations hereunder and any monies so received by the Trustee shall be applied in the manner provided in
Section 6.6.

SECTION 6.2 -- NOTICE OF EVENTS OF DEFAULT

(1) If an Event of Default shall occur and is continuing, the Trustee shall, within a reasonable time but not exceeding 15 days after it becomes aware of the occurrence of such Event of Default give notice of such Event of Default to the Debentureholders in the manner provided in Section 12.2, provided that, notwithstanding the foregoing, unless the Trustee shall have been requested to do so by the holders of at least 255 of the principal amount of the Debentures then outstanding, the Trustee shall not be required to give such notice if the Trustee reasonably believes that the withholding of such notice is in the best interests of the Debentureholders and shall have so advised the Corporation in writing.

(2) When notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Trustee to the Debentureholders in the manner provided in Section 12.2 within a reasonable time, but not exceeding 15 days, after the Trustee becomes aware that the Event of Default has been cured.

SECTION 6.3 -- WAIVER OF DEFAULTS

     Upon the happening of any Event of Default hereunder otherwise than default in payment of any principal monies at maturity:

     (i) the holders of more than 50% of the principal amount of the Debentures then outstanding shall have the power (in addition to the powers exercisable by Extraordinary Resolution as hereinafter provided) by requisition in writing to instruct the Trustee to waiver any default hereunder and/or to cancel any declaration made by the Trustee pursuant to Section 6.1 and the Trustee shall thereupon waive the default or cancel such declaration upon such terms and conditions as shall be prescribed in such requisition; and

     (ii) the Trustee, so long as it has not become bound to declare the principal of and interest on the Debentures then outstanding to be due and payable or to obtain or enforce payment of the same, shall have the power to waive any default hereunder if, in the Trustee's opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may deem advisable;

provided that no delay or omission of the Trustee or of the Debentureholders to exercise any right of power shall impair any such right or power or shall be construed to be a waiver of any Event of Default and provided no act or omission either of the Trustee or of the Debentureholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

SECTION 6.4 - ENFORCEMENT BY THE TRUSTEE

(1) Subject to the provisions of Section 6.3 and to the provisions of any Extraordinary Resolution that may be passed by the Debentureholders, in case the Corporation shall fail to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 6.1, the principal of and interest on all Debentures then outstanding, together with any other amounts due hereunder, the Trustee may in its discretion and shall upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding and upon being indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, and upon receiving such funds as it reasonably considers necessary, proceed in its name as Trustee hereunder to obtain or enforce payment of the said principal of and interest on all the Debentures then outstanding together with any other amounts due hereunder by such proceedings authorized by this Indenture or by law or equity as the Trustee in such request shall have been directed to take, or if such request contains no such direction, or if the Trustee shall act without such request, then by such proceedings authorized by this Indenture or by suit at law or in equity as the Trustee shall deem expedient.

(2) The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Debentures, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Debentures allowed in any insolvency, bankruptcy, liquidation, winding-up or other judicial proceeding relative to the Corporation or its creditors or relative to or affecting its property. The Trustee is hereby irrevocably appointed (and the successive holders of the Debentures by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the holders of the Debentures with authority to make or file in the names of the holders of the Debentures as a class, subject to deduction from any such claims of the amounts of any claim filed by any of the holders of the Debentures themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Debentures, as may be necessary or advisable in the opinion of the Trustee or Counsel, in order to have the respective claims of the Trustee and of the holders of the Debentures against the Corporation or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee, unless so authorized by Extraordinary Resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any Debentureholder.

(3) The Trustee shall also have power at any time and from time to time to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Debentureholders.

(4) Any rights of action hereunder may be enforced by the Trustee without the possession of any of the Debentures or the production thereof on the trial or other proceedings relative thereto. Any such suit or proceeding instituted by the Trustee shall be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debentures subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any preceding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceeding.

SECTION 6.5 - SUITS BY DEBENTUREHOLDERS

     No holder of any Debenture shall have any right to institute any action, suit or proceeding at law or in equity for the purpose of enforcing payment of the principal of or interest on the Debentures or for the execution of any trust or power hereunder of for the appointment of a liquidator or receiver or for a receiving order under the Bankruptcy and Insolvency Act (Canada) or to have the Company wound up or to file or prove a claim in any liquidation or bankruptcy proceeding or for any other remedy hereunder, unless:

     (i) such holder shall previously have given to the Trustee written notice of the happening of an Event of Default hereunder;

     (ii) the Debentureholders by Extraordinary Resolution or by written instrument signed by holders of at least 25% in principal amount of the Debentures then outstanding shall have made a request to the Trustee and the Trustee shall have been afforded reasonable opportunity either itself to proceed to exercise the power hereinbefore granted or to institute an action, suit or proceeding in its name for such purposes;

     (iii) the Debentureholders or any of them shall have furnished to the Trustee, when so requested by the Trustee, sufficient funds and securities and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred herein or thereby; and

     (iv) the Trustee shall have failed to act within a reasonable time after such notification, request and offer of indemnity and such notification, request and offer of indemnity may, at the option of the Trustee, constitute a condition precedent to any other proceedings.

     In such event, but not otherwise, any Debentureholder acting on behalf of himself and all other Debentureholders, shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under
Section 6.5, but in no event shall any Debentureholder or combination of Debentureholders have any right to take any other remedy or proceedings out of court; it being understood and intended that no one or more holders of Debentures shall have any right in any manner whatsoever to enforce any right hereunder or under any Debenture except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all holders of outstanding Debentures.

SECTION 6.6 - APPLICATION OF MONIES BY TRUSTEE

     Except as herein otherwise expressly provided, any monies received by the Trustee from the Corporation pursuant to the foregoing provisions of this Article, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Corporation, shall be applied, together with any other monies in the hands of the Trustee available for such purpose, as follows:

     (i) first, in payment or in reimbursement to the Trustee of its reasonable compensation, costs, charges, expenses, borrowings, advances or other monies furnished or provided by or at the instance of the Trustee in or about the execution of its trusts under, or otherwise in relation to, this Indenture, with interest thereon as herein provided;

     (ii) second, subject as otherwise herein provided, in payment rateably and proportionately to the holders of Debentures of the principal of and accrued and unpaid interest and interest on amounts in default on the Debentures which shall then be outstanding in the priority of principal first and then accrued and unpaid interest and interest on amounts in default unless otherwise directed by Extraordinary Resolution and, in that case, in such order of priority as between principal and interest as may be directed by such resolution; and

     (iii) third, in payment of the surplus, if any, of such monies to the Corporation or its assigns;

provided, however, that no payment shall be made pursuant to clause (ii) above in respect of the principal, premium, if any, of, or interest on, any Debenture held, directly or indirectly, by or for the benefit of the Corporation or any Subsidiary of the Corporation provided that only those Debentures which have been certified to the Trustee as so owned shall be disregarded (other than any Debenture pledged for value and in good faith to a person other than the Corporation or any Subsidiary but only to the extent of such person's interest therein) except subject to the prior payment in full of the principal and interest on all Debentures which are not so held.

SECTION 6.7 - DISTRIBUTION OF PROCEEDS

     Payments to holders of Debentures pursuant to clause (ii) of Section 6.6 shall be made as follows:

     (i) at least 15 days' notice of every such payment shall be given in the manner provided in Section 12.2 specifying the time when and the place or places where the Debentures are to be presented and the amount of the payment and the application thereof as between principal and interest;

     (ii) payment on any Debenture shall be made upon presentation thereof at any one of the places specified in such notice and any such Debenture thereby paid in full shall be surrendered, otherwise a memorandum of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon such indemnity being given as it shall deem sufficient;

     (iii) from and after the date of payment specified in the notice, interest shall accrue only on the amount owing on each Debenture after giving credit for the amount of the payment specified in such notice unless the Debenture in respect of which such amount is owing be duly presented on or after the date so specified and payment of such amount is not made; and

     (iv) the Trustee shall not be bound to apply or make any partial or interim payment of any monies coming into its hands if the amount so received by it, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in clause (i) of Section 6.6, is insufficient to make a distribution of at least 5% of the aggregate principal amount of the outstanding Debentures, but it may retain the monies so received by it and invest or deposit the same as provided in Section 10.4 until the monies or the investments representing the same, with the income derived therefrom, together with any other monies for the time being under its control, shall be sufficient for the said purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth. The foregoing in this clause (iv) shall, however, not apply to a final payment in distribution hereunder.

SECTION 6.8 - REMEDIES CUMULATIVE

     No remedy herein conferred upon or reserved to the Trustee or upon or to the holders of Debentures is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

SECTION 6.9 - JUDGMENT AGAINST THE CORPORATION

     The Corporation covenants and agrees with the Trustee that, in case of any judicial or other proceeding to enforce the rights of the Debentureholders, judgment may be rendered against it in favour of the Debentureholders or in favour of the Trustee, as trustee for the Debentureholders, for any amount which may remain due in respect of the Debentureholders and the interest thereon and any other monies owing hereunder.

SECTION 6.10 - IMMUNITY OF SHAREHOLDERS AND OTHERS

     Subject to the applicable laws, the Debentureholders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer or agent of the Corporation or of any successor company for the payment of the principal of or interest on any of the Debentures or on any covenant, agreement, representation or warranty by the Corporation herein or in the Debenture Certificates contained.

SECTION 6.11 - TRUSTEE APPOINTED ATTORNEY

     The Corporation hereby irrevocably appoints the Trustee to be the attorney of the Corporation in the name and on behalf of the Corporation to execute any instruments and do any acts and things which the Corporation ought to execute and do, and has not executed or done, under the covenants and provisions contained in this Indenture and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee, with full powers of substitution and revocation.


                                  ARTICLE VII
                           SATISFACTION AND DISCHARGE

SECTION 7.1 - CANCELLATION

     All Debentures shall forthwith after full payment thereof be cancelled by the Trustee and, if required by the Corporation, the Trustee shall furnish to the Corporation a certificate in respect of the Debentures so cancelled.

SECTION 7.2 - NON-PRESENTATION OF DEBENTURES

     If the holder of any Debenture shall fail to present the Debentures either for payment or for satisfaction by way of issuance of Shares pursuant to Section
3.10 on the date on which the principal thereof and/or the interest thereon or represented thereby becomes payable either at maturity or on redemption or otherwise or shall not accept payment or satisfaction thereof and give such receipt therefor (if any) as the Trustee may require:

     (a) the Corporation shall be entitled to pay or deliver to the Trustee and direct it to set aside; or

     (b) in respect of monies in the hands of the Trustee which may or should be applied to the payment of the Debentures, the Corporation shall be entitled to direct the Trustee to set aside;

the principal monies, Shares and/or the interest, as the case may be, in trust to be paid or delivered to the holder of such Debenture, without further interest, upon due presentation and surrender thereof in accordance with the provisions of this Indenture; and thereupon the principal monies, Shares and/or the interest payable on or represented by each Debenture in respect whereof such monies and/or Shares have been set aside shall be deemed to have been paid or issued and thereafter such Debentures shall not be considered as outstanding hereunder and the holders thereof shall thereafter have no right in respect thereof except that of receiving payment of the monies or delivery of Shares (together with any distributions or dividends received by the Trustee in respect of such Shares), as the case may be, so set aside by the Trustee (without any interest) upon due presentation and surrender thereof, subject always to the provisions of Section 7.3.

SECTION 7.3 -- REPAYMENT OF UNCLAIMED MONIES

     Any monies and/or Shares set aside under Section 7.2 and not claimed by and paid to holders of Debentures as provided in Section 7.2 within two years after the date of such setting aside shall be repaid to the Corporation by the Trustee and thereupon the Trustee shall be released from all further liability with respect to such monies and thereafter the holders of the Debentures in respect of which such monies and/or Shares were so repaid to the Corporation shall have no rights in respect thereof except to obtain payment of the monies due thereon or the delivery of Shares (without interest) from the Corporation up to such time as the right to proceed against the Corporation for recovery of such monies has become statute barred under the laws of the Province of Ontario. Interest earned on any such monies shall be paid from time to time by the Trustee to the Corporation.

SECTION 7.4 -- DISCHARGE

     The Trustee shall at the request of the Corporation release and discharge this Indenture and execute and deliver such instruments as it shall be advised by Counsel are requisite for that purpose and to release the Corporation from its covenants herein contained (other than the provisions relating to the indemnification of the Trustee) upon proof being given to the reasonable satisfaction of the Trustee that the principal of and interest (including interest on amounts in default, if any) on all the Debentures and all other monies payable hereunder have been paid or satisfied or that, all the Debentures having matured or having been duly called for redemption, payment of the principal of and interest (including interest on amounts in default, if any) on such Debentures and of all other monies payable hereunder has been duly and effectually provided for in accordance with the provisions hereof.

                                  ARTICLE VIII
                          MEETINGS OF DEBENTUREHOLDERS


SECTION 8.1 - RIGHT TO CONVENE MEETINGS

     The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Debentureholders' Request, convene a meeting of the Debentureholders provided that the Trustee is indemnified to its reasonable satisfaction and receives reasonable funding by and from the Corporation or by and from the Debentureholders signing such Debentureholders' Request against the costs which may be incurred in connection with the calling and holding of such meeting. If the Trustee fails to convene a meeting within 30 days after the receipt of a written request of the Corporation or Debentureholders' Request and indemnity and funding given as aforesaid, the Corporation or such Debentureholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto or at such other place as may be approved or determined by the Trustee.

SECTION 8.2 - NOTICE

     At least 15 days' prior notice of any meeting of Debentureholders shall be given to the Debentureholders in the manner provided for in Section 12.2 and a copy of such notice shall be delivered to the Trustee unless the meeting has been called by it, and to the Corporation unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Debentureholders to make a reasoned decision on any matter to be voted on but it shall not be necessary for any such notice to set out any of the provisions of this Article VIII. The notice convening any such meeting may be signed by an appropriate officer of the Trustee or of the Corporation or the person designated by such Debentureholders, as the case may be.

SECTION 8.3 - CHAIRMAN

     The Trustee may nominate in writing an individual to be Chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Debentureholders present in person or by proxy shall appoint an individual present to be Chairman. The Chairman of the meeting need not be a Debentureholder.

SECTION 8.4 - QUORUM

     Subject to the provisions of Section 8.11, at any meeting of the Debentureholders a quorum shall consist of Debentureholders present in person or represented by proxy and holding at least 25% in principal amount of the Debentures then outstanding, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Debentureholders shall not be present within one half-hour from the time fixed for holding any meeting, the meeting, if summoned by the Debentureholders or on a Debentureholders' Request, shall be dissolved. In any other case the meeting shall be adjourned to the same day in the next week (unless such day is a non-Business Day in which case it shall be adjourned to the next following Business Day) at the same time and place to the extent possible and, subject to the provisions of Section 8.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which could have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Debentureholders present in person or represented by proxy shall from a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not hold at least 25% in principal amount of the Debentures then outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of business.

SECTION 8.5 - POWER TO ADJOURN

     The Chairman of any meeting at which a quorum of the Debentureholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

SECTION 8.6 - SHOW OF HANDS

     Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an Extraordinary Resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

SECTION 8.7 - POLL AND VOTING

     On every Extraordinary Resolution, and when demanded by the Chairman or by one or more of the Debentureholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the Chairman shall direct. Questions other than those required to be determined by Extraordinary Resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Debentureholder or as proxy for one or more absent Debentureholders, or both, shall have one vote. On a poll, each Debentureholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each $1,000 principal amount of Debentures then held by him. A proxy need not be a Debentureholder. The Chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Debentures, if any, held or presented by him.

SECTION 8.8 - REGULATIONS

(1) Subject to the provisions of this Indenture, the Trustee or the Corporation with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall consider necessary for:

     (a) the deposit of instruments appointing proxies at such place and time as the Trustee, the Corporation or the Debentureholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

     (b) the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telegraphed or telecopied before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

     (c)  the form of the instrument of proxy; and

     (d) generally for the calling of meetings of Debentureholders, including setting a record date for determining Debentureholders entitled to receive notice of the meeting and the conduct of business thereat.

(2) Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Debentureholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 8.9), shall be Debentureholders or persons holding proxies of Debentureholders.

SECTION 8.9 - CORPORATION, TRUSTEE AND COUNSEL MAY BE REPRESENTED

     The Corporation and the Trustee, by their respective directors, officers and employees, and the counsel for each of the Corporation, the Debentureholders and the Trustee may attend any meeting of the Debentureholders, but shall have no vote as such.

SECTION 8.10 - POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

     In addition to all other power conferred upon them by any other provisions of this Indenture or by law, the Debentureholders at a meeting shall have the power, exercisable from time to time by Extraordinary Resolution:

     (a) to sanction any change of any provision of the Debentures or of this Indenture or to any modification, alteration, compromise or arrangement of the rights of Debentureholders and/or the Trustee in its capacity as trustee hereunder or on behalf of the

          Debentureholders against the Corporation, whether such rights arise under this Indenture or the Debentures or otherwise;

     (b) to amend or repeal any Extraordinary Resolution previously passed or sanctioned by the Debentureholders;

     (c) to direct or authorize the Trustee, subject to funding and indemnification, to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Debenture Certificates or to enforce any of the rights of the Debentureholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

     (d) to waive and direct the Trustee to waive any default on the part of the Corporation in complying with any provisions of this Indenture or the Debenture Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

     (e) to restrain any Debentureholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Debenture Certificate or to enforce any of the rights of the Debentureholders;

     (f) to direct any Debentureholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Debentureholder in connection therewith;

     (g) power to assent to any judgment, compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

     (h) power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the resolution) to exercise, and to direct the Trustee to exercise, on behalf of the Debentureholders, such of the powers of the Debentureholders as are exercisable by extraordinary or other resolutions as shall be included in the resolution appointing the committee. The resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee. Such committee shall consist of such number of persons as shall be prescribed in the resolution appointing it and the members need not be themselves Debentureholders. Subject to the terms of the resolution appointing it, every such committee may elect its chairman and may make regulations respecting its quorum, the calling of meetings, the filling of vacancies occurring in its number and its procedure generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by instrument signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all Debentureholders. Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;

     (i) power to sanction the exchange of the Debentures for or the conversion thereof into shares, bonds, debentures or other securities or obligations of the Corporation or of any company formed or to be formed;

     (j) power, notwithstanding Section 5.5, to authorize the Corporation and the Trustee to grant extensions of time for payment of interest on any of the Debentures, whether or not the interest of which payment is extended is at the time due or overdue;

     (k) power to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Debentureholders or by any committee appointed pursuant to clause (h) of this Section 8.10; and

     (l)  power to remove the Trustee from office and appoint a new Trustee; and

     (m) power to sanction any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or for the sale, leasing, transfer or other disposition of the undertaking, property and assets of the Corporation or any part hereof, provided that no such sanction shall be necessary in respect of any such transaction if the provisions of Section 9.3 shall have been complied with.

SECTION 8.11 - MEANING OF EXTRAORDINARY RESOLUTION

(1) The expression "EXTRAORDINARY RESOLUTION" when used in this Indenture means, subject as hereinafter in this Section 8.11 and in Section 8.14 provided, a resolution proposed at a meeting of Debentureholders duly convened for that purpose and held in accordance with the provision of this Article VIII at which there are present in person or represented by proxy Debentureholders holding at least 50% of the aggregate principal amount of Debentures then outstanding and passed by the affirmative votes of Debentureholders not less than 66-2/3% of the aggregate principal amount of Debentures that are represented at the meeting and voted on the poll upon such resolution.

(2) If, at any meeting called for the purpose of passing an extraordinary resolution, Debentureholders holding at least 50% in principal amount of the Debentures then outstanding are not present in person or by proxy within one half-hour after the time appointed for the meeting, then the meeting shall be adjourned to such day, being no less than five and no more than 10 days later, and to such place and time as may be appointed by the Chairman. Not less than three days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided in Section 12.1 and 12.2. Such notice shall state that at the adjourned meeting the Debentureholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Debentureholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 8.11(1) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Debentureholders holding at least 50% in principal amount of the aggregate number of Debentures then outstanding may not be present in person or represented by proxy at such adjourned meeting.

(3) Votes on an Extraordinary Resolution shall be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

(4)  Notwithstanding anything contained in this Indenture, any Extraordinary
Resolution:


     (a) to modify the percentage or number of Debentureholders that are required under this Indenture to sign a resolution or affirmatively vote at a meeting of Debentureholders to pass a resolution to approve a modification of this Indenture or the Debentures, or

     (b) to modify the percentage or number of Debentureholders required to constitute a quorum for meeting called to approve a resolution referred to in Subsection 8.11(4)(a),

must, in addition to any other approval required in this Indenture, be approved in writing by the holders of at least 90% of the aggregate principal amount of all Debentures then outstanding.

SECTION 8.12 - POWERS CUMULATIVE

     It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Debentureholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Debentureholders to exercise such powers or combination of powers then or thereafter from time to time.

SECTION 8.13 - MINUTES

     Minutes of all resolutions and proceedings at every meeting of Debentureholders shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the Chairman of the meeting at which such resolutions were passed or proceedings taken or by the Chairman of the next succeeding meeting of the Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

SECTION 8.14 - INSTRUMENTS IN WRITING

     All actions which may be taken and all powers that may be exercised by the Debentureholders at a meeting held as provided in this Article VIII may also be taken and exercised by Debentureholders holding at least 66 2/3% of the principal amount of Debentures then outstanding by an instrument in writing signed in one or more counterparts by such Debentureholders in person or by attorney duly appointed in writing, and the expression "EXTRAORDINARY RESOLUTION" when used in this Indenture shall include an instrument so signed.

SECTION 8.15 - BINDING EFFECT OF RESOLUTIONS

     Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article VIII at a meeting of Debentureholders shall be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument in writing signed by Debentureholders in accordance with Section 8.14 shall be binding upon all the Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the Trustee (subject to the provisions for indemnity and funding herein contained) shall be bound to give effect to every such resolution and instrument in writing. In the case of an instrument in writing the Trustee shall give notice in the manner contemplated in Section 12.2 of the effect of the instrument in writing to all Debentureholders and the Corporation as soon as is reasonably practicable.

SECTION 8.16 - HOLDINGS BY THE CORPORATION OR SUBSIDIARIES OF THE CORPORATION DISREGARDED

     In determining whether Debentureholders holding the requisite number of Debentures are present at a meeting of Debentureholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Debentureholders' Request or other action under this Indenture, Debentures owned legally or beneficially by the Corporation or any Subsidiary of insider of the Corporation, as defined in the Securities Act (Ontario), shall be disregarded.

SECTION 8.17 - EVIDENCE OF RIGHTS OF DEBENTUREHOLDERS

     Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Debentureholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Debentureholders in person or by attorney duly appointed in writing. Proof of the execution of any such request, direction, notice, consent or other instrument or of a writing appointing any such attorney shall be sufficient for any purpose of this Indenture if made in the following manner, namely, the fact and date of the execution by a person of such request, direction, notice, consent or other instrument or writing may be provided by the certificate of any notary public, or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made, that the person signing such request, direction, notice, consent or other instrument or writing acknowledged to him the execution thereof, or by an affidavit of a witness of such execution or in any other manner which the Trustee may consider adequate.

     The Trustee may, nevertheless, in its discretion require further proof in cases where it considers further proof is desirable or may accept such other proof as it shall consider proper.

                                   ARTICLE IX
                            SUPPLEMENTAL INDENTURES

SECTION 9.1 -- SUPPLEMENTAL INDENTURES

     From time to time the Corporation and the Trustee may, subject to the provisions of this Indenture, and they shall, when so directed pursuant to this Indenture, execute and deliver by their proper officers, indentures, or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

     (a) adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, for the protection of the Debentureholders;

     (b)  giving effect to any Extraordinary Resolution passed as provided in
          Article VIII;

     (c) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Trustee and in the opinion of Counsel, prejudicial to the interests of the Debentureholders or inconsistent with the terms of this Indenture;

     (d) adding to or amending the provisions hereof in respect of the transfer of Debentures, making provision for the redemption or conversion of the Debentures, and making any modification in the form of the certificates for the Debentures which does not affect the substance thereof; and

     (e) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Trustee and in the opinion of Counsel, the rights of the Trustee and of the Debentureholders are in no way prejudiced thereby.

Notwithstanding the foregoing, no amendment or supplement to this Indenture may be made which would have the effect of denying exemption from withholding tax provided in Subparagraph 212(1)(b)(vii) of the Income Tax Act (Canada) and the Trustee may at its sole discretion decline to enter into any supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative.

SECTION 9.2 -- PRIOR APPROVALS

     Notwithstanding anything to the contrary in this Indenture, no supplement or amendment to this Indenture or to the terms of the Debentures may be made without the consent of The Toronto Stock Exchange if, at the time, the Debentures or the Shares are listed on such exchange.

SECTION 9.3 -- SUCCESSOR CORPORATIONS

     The Corporation shall not, directly or indirectly, sell, transfer or otherwise dispose of all or substantially all of its property and assets as an entirety to any other corporation and shall not amalgamate or merge with or into any other corporation (any such other corporation being herein referred to as a "SUCCESSOR CORPORATION") unless:

     (i)     the successor corporation is a corporation incorporated:

             (A)  under the laws of Canada or any province thereof, or

             (B) in the United States, Australia, New Zealand or any country in the European Union as of the date hereof if, in the opinion of the Trustee, acting reasonably, the Debentureholders are not economically disadvantaged in any material respect as a result of such transaction (including, without limitation, as a result of the fact that the successor corporation is incorporated or resident in a jurisdiction outside Canada). For purposes of rendering its opinion under this paragraph 9.3(i)(B), the Trustee shall be entitled to hire such experts or advisors as it deems necessary and to rely upon the advice of such experts and advisors in supporting its opinion;

     (ii) the successor corporation shall execute, prior to or contemporaneously with the consummation of any such transaction, an indenture supplemental hereto together with such other instruments as are satisfactory to the Trustee and in the opinion of Counsel are necessary or advisable to evidence the assumption by the successor corporation of the due and punctual payment of all the Debentures and the interest thereon and all other moneys payable hereunder and the covenant of the successor corporation to pay the same and its agreement to observe and perform all the covenants and obligations of the Corporation under this Indenture:

     (iii) such transaction shall to the satisfaction of the Trustee and in the opinion of Counsel be upon such terms as substantially to preserve and not to impair any of the rights and powers of the Trustee or of the Debentureholders hereunder and will not have the effect of denying the exemption from withholding tax provided in Subparagraph 212(1)(b)(vii) of the Income Tax Act (Canada); and

     (iv) no condition or event shall exist as to the Corporation or the successor corporation either at the time of or immediately after the consummation of any such transaction and after giving full effect thereto or immediately after the successor corporation complying with the provisions of clause (i) above which constitute or would constitute an event of default hereunder.

SECTION 9.4 - VESTING OF POWERS IN SUCCESSOR

     Whenever the conditions of Section 9.3 have been duly observed and performed, the successor corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise and any act or proceeding by any provision of this Indenture required to be done or performed by any directors or officers of the Corporation may be done and performed with like force and effect by the directors or officers of such successor corporation.


                                   ARTICLE X
                             CONCERNING THE TRUSTEE

SECTION 10.1 - TRUST INDENTURE LEGISLATION

(1) In this Article, the term "APPLICABLE LEGISLATION" means the provisions of any statute of Canada or a province thereof, and of regulations under any such named or other statute, relating to trust indentures and/or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture.

(2) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(3) The Corporation and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

SECTION 10.2 - RIGHTS AND DUTIES OF TRUSTEE

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Debentureholders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from, or require any other person to indemnify the Trustee against, liability for its own negligence, wilful misconduct or bad faith.

(2) The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given the Trustee to determine whether or not the Trustee shall take action with respect to any default.

(3) Subject only to Subsection 10.2(1), the Trustee shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Corporation under this Indenture unless and until it shall have received a Debentureholders' Request specifying the act, action or proceeding which the Trustee is requested to take. The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Debentureholders hereunder shall be conditional upon the Debentureholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(4) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Debentureholders, at whose instance it is acting, to deposit with the Trustee the Debentures held by them, for which Debentures the Trustee shall issue receipts.

(5) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 10.2 and of Section 10.3.

SECTION 10.3 - EVIDENCE, EXPERTS AND ADVISERS

(1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation, or as the Trustee may reasonably require by written notice to the Corporation.

(2) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, act and rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Trustee, provided that such evidence complies with Applicable Legislation and the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

(3) Whenever Applicable Legislation requires the evidence referred to in Subsection 10.3(1) to be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by one or more of the president or a vice-president of the Corporation.

(4) Proof of the execution of an instrument in writing, including a Debentureholders' Request, by any Debentureholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate.

(5) The Trustee may employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them. Any remuneration so paid by the Trustee shall be repaid to the Trustee by the Corporation in accordance with Section 5.2.

SECTION 10.4 - DOCUMENTS, MONIES, ETC. HELD BY TRUSTEE

(1) Any securities, documents or title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company.

(2) Unless otherwise provided in this Indenture, any monies held by or on behalf of the Trustee which under the terms of this Indenture may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee, may be invested and reinvested in the name or under the control of the Trustee in Authorized Investments, provided such securities are expressed to mature within 90 days after their purchase by the Trustee, on the written direction of the Corporation until the Trustee shall have declared the principal of and interest on the Debentures to be due and payable. Any direction by the Corporation to the Trustee as to the investment of the monies shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. on the day on which the investment is to be made. Any such direction received by the Trustee after 9:00 a.m. or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. the next Business Day.

(3) Pending the investment of any monies as hereinbefore provided, such monies may be deposited in the name of the Trustee in any chartered bank in Canada or any loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest (if any) then current on similar deposits.

(4) Unless and until the Trustee shall have declared the principal of and interest on the Debentures to be due and payable, the Trustee shall pay over to the Corporation all interest received by the Trustee in respect of any investments or deposits made pursuant to the provisions of this Section.

SECTION 10.5 -- ACTIONS BY TRUSTEE TO PROTECT INTERESTS

     Subject to the provisions of this Indenture and applicable law, the Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Debentureholders.

SECTION 10.6 -- TRUSTEE NOT REQUIRED TO GIVE SECURITY

     The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise.

SECTION 10.7 -- PROTECTION OF TRUSTEE

     By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows, subject to Subsection 10.2(1):

(1) The Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Debenture Certificates (except the representations contained in Sections 10.9 and 10.12 or in the certificate of the Trustee on the Debenture Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation.

(2) Nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(3) The Trustee shall not be bound to give notice to any person of the execution hereof.

(4) The Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation.

(5) The Corporation hereby indemnifies and saves harmless the Trustee and its officers from and against any and all liabilities, losses, costs, claims, actions or demands whatsoever which may be brought against the Trustee or which it may suffer or incur as a result of or arising out of the performance of its duties and obligations under this Indenture, save only in the event of the negligent action, the negligent failure to act, or the wilful misconduct or bad faith of the Trustee. It is understood and agreed that this indemnification shall survive the termination or discharge of this Indenture or the resignation or replacement of the Trustee.

SECTION 10.8 - REPLACEMENT OF TRUSTEE

     (1) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation not less than 30 days' prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Debentureholders by extraordinary resolution shall have the power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Debentureholders. Failing such appointment by the Corporation, the retiring Trustee at the expense of the Corporation or any Debentureholder may apply to a justice of the Ontario Court of Justice (General Division), on such notice as such justice may direct, for the appointment of a new trustee. Any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Debentureholders. Any new trustee appointed under any provision of this Section
10.8 shall be a corporation authorized to carry on the business of a trust company in each of the Provinces of Canada. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed. There shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new trustee. Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until the successor trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Corporation, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor trustee an appropriate instrument transferring to such successor trustee all rights and powers of the Trustee hereunder and all securities, documents of title, or other instruments and all monies and property held by the Trustee hereunder.

     (2) Upon the appointment of a successor trustee, the Corporation shall promptly notify the Debentureholders thereof in the manner provided for in
Section 12.2.

     (3) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or of any of the parties hereto provided that such corporation would be eligible for appointment as a new Trustee under Subsection 10.8(1).

     (4) Any Debentures certified but not delivered by a predecessor Trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

SECTION 10.9 - CONFLICT OF INTEREST

     (1) The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder to a successor trustee approved by the Corporation. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Debenture Certificates shall not be affected in any manner whatsoever by reason thereof.

(2) The Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any Subsidiary of the Corporation without being liable to account for any profit made thereby.

SECTION 10.10 -- ACCEPTANCE OF TRUST

     The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

SECTION 10.11 -- TRUSTEE NOT TO BE APPOINTED RECEIVER

     The Trustee and any person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

SECTION 10.12 -- AUTHORIZATION TO CARRY ON BUSINESS

     The Trustee represents to the Corporation that it is duly authorized and qualified to carry on the business of a trust company in each of the Provinces of Canada.

                                   ARTICLE XI
               SUBORDINATION OF DEBENTURES TO SENIOR OBLIGATIONS

SECTION 11.1 -- SUBORDINATION

     The payment of the principal of and interest payable on the Debentures shall be subordinate and rank junior, to the extent and in the manner set forth in this Article XI, to the prior payment in full of all Senior Obligations, whether outstanding on the date of this Indenture or thereafter incurred. This Indenture shall not restrict the Corporation from incurring additional indebtedness or from mortgaging, pledging or charging its properties to secure any indebtedness.

SECTION 11.2 -- PAYMENT ON DISSOLUTION OR WINDING-UP

(1) In the event of any payment or distribution of assets of the Corporation upon any liquidation, dissolution or winding-up (or similar proceeding) of the Corporation, whether or not pursuant to any bankruptcy, insolvency, receivership proceedings or upon any assignment for the benefit of any creditor thereof, subject to the provisions of Section 11.6:

     (a) the holders of all Senior Obligations shall first be entitled to receive payment in full of the principal thereof, and premium, if any, and interest thereon and all other amounts owing in respect thereof, or such payment shall be duly provided for, before the holders of the Debentures shall be entitled to receive any payment of or upon the principal of or interest on the Debentures;

     (b) the Debentureholders by their acceptance of Debentures assign to the holders of Senior Obligations or the Designated Representatives thereof, for the purposes and to the extent set forth in this clause
          (b), all their right and title and interest to and in any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to which the Debentureholders or the Trustee (for their benefit) would be entitled but for the provisions of this Section 11.2, and the Trustee shall take such steps as may be necessary or appropriate to entitle the holders of Senior Obligations or the Designated Representatives thereof to receive such payment or distribution directly from the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or other liquidating agent, rateably according to the aggregate amounts remaining unpaid on the Senior Obligations held or represented by each, all to the extent necessary to provide for payment of all Senior Obligations in full (after giving effect to any concurrent payment or distribution to the holders of such Senior Obligations or provision therefor), prior to any payment upon the principal of or interest on the Debentures; and

     (c) in the event, notwithstanding the provisions of clauses (a) and (b) of this Subsection (1), any payment or distribution of assets of the Corporation of any kind or character (other than Shares or cash duly delivered upon the conversion of Debentures pursuant to Article IV hereof) in respect of the principal of or interest on the Debentures, whether in cash, property or securities, shall be received by the Trustee or by any Debentureholder before all Senior Obligations shall have been paid in full or duly provided for, such payment or distribution shall be held by the recipient in trust (which trust is hereby declared) for the benefit of, and shall be paid over to, the holders of Senior Obligations or the Designated Representatives thereof, rateably according to the aggregate amount remaining unpaid on such Senior Obligations represented by each, to the extent necessary to pay all Senior Obligations in full (after giving effect to any concurrent payment or distribution to the holders of such Senior Obligations or provision thereof).

The consolidation or amalgamation of the Corporation with, or the merger of the Corporation into, another corporation or the sale, lease or other transfer of its undertaking, property and assets as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in
Article IX, shall be deemed not to be a winding-up for the purposes of this
Section 11.2 if such consolidation, amalgamation, merger, or the sale, lease or other transfer is carried out in compliance with the conditions set forth in
Article IX.

(2) For the purposes of ascertaining the persons entitled to participate in any payment or distribution, the holders of Senior Obligations and other indebtedness, the amount thereof or payable thereon, the amount or amounts distributed thereon and all other facts pertinent thereto, the Trustee and the Debentureholders shall be entitled to act and rely upon a certificate addressed to the Trustee and the Debentureholders of a trustee in bankruptcy or other liquidating agent or of any other person making such payment or distribution.

SECTION 11.3 - SENIOR OBLIGATIONS' DEFAULT

     At any time that a default in the payment of an amount outstanding in respect of Senior Obligations has occurred and is continuing, and the amount so outstanding in the aggregate represents in excess of five percent (5%) of the shareholders' equity of the Corporation determined in accordance with Generally Accepted Accounting Principles, (any such event being in this Article XI referred to as a "Senior Obligations' Default") and written notice of such Senior Obligations' Default, containing reasonable particulars thereof (including the detail of any calculation required to determine that there is a Senior Obligations' Default), shall have been received by the Trustee and the Corporation from the holder or holders of the affected Senior Obligations or the Designated Representatives thereof, subject to Section 11.6:

     (a) the Corporation shall not purchase or redeem any Debentures or make any payment of the principal of or interest on the Debentures; and

     (b) if the Trustee shall receive from the Corporation or shall hold any amount for payment of the principal of or interest on the Debentures,

          (i) the Trustee shall hold such amount in trust for the benefit of the holders of Senior Obligations or the Designated Representatives thereof rateably according to, and to the extent of, the aggregate principal amount of each class of such Senior Obligations remaining unpaid at either the time of receipt by the Trustee of such amount from the Corporation or the time of the occurrence of such Senior Obligations' Default, whichever is later, and

          (ii) the Trustee shall from time to time pay over to the holders of each class of Senior Obligations or the Designated Representatives thereof, from the amount so held in trust for the benefit of such class, so much as shall at the time of such payment by the Trustee have become due, and remain unpaid, of the principal of, and premium, if any, and interest on and all other amounts owing in respect of such class, or, if the amount so due and unpaid shall be greater than the amount so held in trust for the benefit of such class, then the entire amount so held, provided, however, that if such Senior Obligations' Default shall be cured or waived, or all amounts that shall have become due for principal of, and premium, if any, and interest on and all other amounts owing in respect of all Senior Obligations shall have been paid or duly provided for (whether by the Corporation or by application by the Trustee as aforesaid or otherwise), and the Trustee shall have received a certificate of the Corporation to that effect from the Corporation and either (x) shall have received a similar certificate from the holder or holders of each class of Senior Obligations which constitutes indebtedness of the Corporation incurred for monies borrowed by the Corporation or others, or the Designated Representatives thereof, as to the payment in full or due provision for the payment of all amounts due in respect of such class, or (y) shall not, within 10 days after written request by the Trustee to each such holder or the Designated Representative thereof, have received a statement to the contrary from any such holder or Designated Representative, such trust for the benefit of the holders of Senior Obligations and the Designated Representatives thereof shall terminate and any amount still held by the Trustee shall be applied by it for the purposes for which such amount shall have been received from the Corporation as aforesaid. In the event that the Trustee shall make any payment to any Debentureholder contrary to the provisions of this clause (b), then such Debentureholder shall repay any amount so received to the Trustee, to be held and applied by the Trustee in accordance with the provisions of this clause (b). The Trustee shall not have any obligation to institute a suit, action or proceeding to recover such amount unless the holder or holders of any such class of Senior Obligations or the Designated Representative thereof shall have made written request upon the Trustee to institute such suit, action or proceeding and shall have offered to the Trustee reasonable indemnity, funding and security against the costs, expenses and liabilities to be incurred thereon or thereby.

SECTION 11.4 -- SUBROGATION TO SENIOR OBLIGATIONS

     Subject to the payment in full of all Senior Obligations or the making of due provision for such payment, the holders of the Debentures shall be subrogated to the rights of the holders of the Senior Obligations to receive payments or distributions of assets of the Corporation applicable to such Senior Obligations, to the extent of the application thereto of monies or other assets which would have been received by the holders of Debentures but for the provisions of this Article XI, until the principal of and all accrued and unpaid interest on the Debentures shall be paid in full or duly provided for.

SECTION 11.5 -- RIGHTS OF DEBENTUREHOLDERS RESERVED

     The provisions of this Article XI are and are intended solely for the purpose of defining the relative rights of the holders of the Debentures and the holders of Senior Obligations. Nothing in this Article XI or elsewhere in this Indenture or in the Debentures is intended to or shall impair the obligation of the Corporation, subject to the rights of the holders of the Senior Obligations, to pay to the holders of the Debentures the principal of and interest on the Debentures as and when the same shall become due and payable in accordance herewith, or affect the relative rights of the holders of the Debentures and creditors of the Corporation other than the holders of Senior Obligations, nor shall anything herein or in the Debentures prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by this Indenture upon default under the Debentures or this Indenture, subject to the rights (if any), under this Article XI, of the holders of Senior Obligations in respect of any payment or distribution of cash, property or securities of the Corporation received upon the exercise of any such remedy.

SECTION 11.6 - EXCEPTIONS TO SUBORDINATION

     Notwithstanding any other provision of this Article XI or any provision of the Debentures relating to subordination:

     (a) if notice of redemption of any Debentures has been mailed, the amount necessary to provide for the redemption of such Debentures may be paid to the Trustee by the Corporation;

     (b) any amounts (other than the amounts referred to in clause (c) of this Section 11.6) received by the Trustee from the Corporation in accordance with the provisions of this Indenture for the purpose of making any payments to holders of the Debentures shall be held in trust solely for the purpose of making such payments and the Trustee may pay or make, and any such holder may receive, any payment or distribution from any such amounts and the holders of the Senior Obligations and their Designated Representatives shall have no right to, or claim in respect of, such amounts, payments or distributions, either against the Trustee or such holders, if,

          (i) in case of a redemption of Debentures, the Trustee shall not have received, prior to the mailing of notice of such redemption, from the Corporation or from the holders of any Senior Obligations or the Designated Representative thereof, written notice that (A) any liquidation, dissolution, winding-up or assignment referred to in Subsection 11.2 has commenced or (B) a Senior Obligations' Default has occurred and is continuing, or

          (ii) in the case of a deposit for the purposes of any other payment to such holders, the Trustee shall not have received, on or before the tenth day prior to the date on which such payment to such holders is to be made, from the Corporation or from the holders of any Senior Obligations or the Designated Representative thereof, written notice that (A) any liquidation, dissolution, winding-up or assignment referred to in Subsection 11.2(1) has commenced or (B) a Senior Obligations' Default has occurred and is continuing;

     (c) this Article XI shall not be applicable to any funds which are deposited with the Trustee for the purposes of the redemption or retirement of Debentures and which constitute the proceeds of the substantially concurrent issuance of other debentures or notes maturing not earlier than the Debentures which have subordination provisions and sinking fund provisions (if any) not less favourable to the holders of Senior Obligations than those contained herein or the substantially concurrent sale by the Corporation of shares of its capital, or both; and

     (d) this Article XI shall not be applicable to any cash received by the Trustee or the holder of any Debenture as a holder of Senior Obligations.

Notwithstanding this Article XI or any other provision of this Indenture or the Debenture Certificates, unless and until the Trustee shall have received written notice thereof as provided in this Article XI, the Trustee shall not be charged with knowledge of (1) the existence of any facts which would prohibit the making of any payment of monies by the Trustee or the application of such monies by the Trustee in accordance with the terms hereof, or (2) the existence or identification of Senior Obligations or the holders thereof. For such purpose, the Trustee may act or rely on certificates or other documents filed by the Corporation, a holder or holders of the Senior Obligations or their Designated Representatives.

SECTION 11.7 - RENEWAL OR EXTENSION OF SENIOR OBLIGATIONS

(1) The holders of any Senior Obligations may at any time in their discretion renew or extend the time of payment of the Senior Obligations so held or exercise any other of their rights under the Senior Obligations, including, without limitation, the waiver of default thereunder, all without notice to or assent from the holders of the Debentures or the Trustee.

(2) No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of an indenture other agreement under which any class of Senior Obligations shall have been issued or created or which evidences any Senior Obligations, shall in any way alter or affect any of the provisions of this Article XI or of the Debentures relating to the subordination thereof or shall be construed as a waiver of an Event of Default under this Indenture.

SECTION 11.8 - AUTHORIZATION TO TRUSTEE

     Each holder of Debentures by his acceptance thereof irrevocably authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to assure the subordination provided for in this Article XI, and appoints the Trustee his agent for any and all such purposes. Without limitation of the foregoing, the Trustee, for and on behalf of the holders from time to time of all the Debentures, is authorized and directed, at the expense of the Corporation, to execute deeds or agreements of subordination from time to time upon receipt of a written request of the Corporation to that effect. Any deed or agreement of subordination executed pursuant to this Section 11.8 shall be conclusive evidence that the indebtedness therein specified is Senior Obligations. The Trustee shall keep on file at its principal office in Toronto, and shall deliver to the Corporation, a copy of each deed or agreement of subordination executed and delivered by it pursuant to this Section 11.8. Nothing contained in this Section 11.8 shall impair the rights of any holders of Senior Obligations in whose favour a deed or agreement or subordination has not been so executed and delivered.

SECTION 11.9 - RELATIONSHIP OF TRUSTEE

     The Trustee shall not have any duty or obligation to the holders of Senior Obligations other than to perform such duties and obligations, and only such duties and obligations, as are specifically set forth in this Article XI for the benefit of the holders of Senior Obligations.

SECTION 11.10 - RESTRICTION ON PURCHASE OF DEBENTURES

     Subject to Section 11.6, the Corporation shall not purchase any Debentures or make any payment of the principal of or interest on the Debentures or make any other payments or distributions to any person with respect thereto if, after giving effect to such action, there would exist any Senior Obligations' Default or an event which permits the holder or holders of any Senior Obligations to declare such Senior Obligations due and payable prior to the stated maturity thereof.


                                  ARTICLE XII
                                    GENERAL

SECTION 12.1 - NOTICE TO THE CORPORATION AND THE TRUSTEE

(1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Trustee shall be in writing and shall be deemed to be validly given if personally delivered or if sent by facsimile or telecopy:

     (a)  if to the Corporation:

          Co-Steel Inc.
          Scotia Plaza
          Suite 5010, P.O. Box 130
          40 King Street West
          Toronto, Ontario
          M5S 1R1
          Fax: (416) 963-8512

          Attention: Chief Financial Officer

     (b)  if to the Trustee:

          The R-M Trust Company
          393 University Avenue
          Fifth Floor
          Toronto, Ontario
          M5G 2M7
          Fax: (416) 813-4555

          Attention: Vice-President, Corporate Trust Services

and any such notice delivered in accordance with the foregoing shall be deemed to have been received when delivered or, if telecopied, on the Business Day following the date such notice has been telecopied.

(2) The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in Subsection 12.1(1) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to this Subsection 12.1(2) shall be available for inspection at the principal office of the Trustee in the City of Toronto by Debentureholders during normal business hours.

SECTION 12.2 - NOTICE TO DEBENTUREHOLDERS

     Any notice to Debentureholder(s) under the provisions of this Indenture shall be deemed to be validly given, subject to Section 12.3, if delivered or if sent by first class mail, postage prepaid, to the holder(s) at their addresses appearing in one of the registers hereinbefore mentioned. Any notice so delivered shall be deemed to have been received on the date of delivery or the Business Day following the date of delivery if such date is not a Business Day, or if mailed, on the fifth Business Day following the date on which it was mailed. Accidental error or omission in giving notice or accidental failure to give notice to any Debentureholder shall not invalidate any action or proceeding founded thereon.

SECTION 12.3 - MAIL SERVICE INTERRUPTION

(1) If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Debentureholders would reasonably be unlikely to reach its destination in the ordinary course of mail, such notice shall be valid and effective only if published once (i) in the Cities of Montreal, Toronto, Winnipeg and Vancouver, such publication to be made in the national edition of The Globe & Mail or in a daily newspaper of general circulation published in such cities; and (ii) in such other place or places and manner, if any, as the Trustee may require.

(2) Any notice given to the Debentureholders by publication shall be deemed to have been given on the last day on which publication shall have been effected in all of the cities in which publication is required pursuant to Subsection 12.3(1).

SECTION 12.4 - COUNTERPARTS AND FORMAL DATE

     This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the Execution Date.

SECTION 12.5 - BENEFIT OF PROVISIONS OF INDENTURE AND DEBENTURES

     Except as specifically provided in Section 2.9 and 2.12, nothing in this Indenture or the Debentures, expressed or implied, shall give or be construed to give any person other than the parties hereto and the registered holders of the Debentures any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Debentureholders.

SECTION 12.6 - GOVERNING LAW

     This Indenture shall be governed and construed in accordance with the laws of Ontario and the federal laws of Canada applicable therein. Each of the parties irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to all matters arising out of this Indenture.


     IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper signing officers in that behalf.




                                        CO-STEEL INC.


                                        By: /s/ Ronald P. Fournier
                                            ------------------------------------
                                            Ronald P. Fournier
                                            Vice-Chairman and Deputy Chief
                                            Executive Officer


                                        By: /s/ Edward G. Reilly
                                            ------------------------------------
                                            Edward G. Reilly
                                            Vice-President
                                            and Chief Financial Officer




                                        THE R-M TRUST COMPANY


                                        By: /s/ Mahomed Limbada
                                            ------------------------------------
                                            Mahomed Limbada
                                            Account Manager


                                        By: /s/ Geralyn Krowles
                                            ------------------------------------
                                            Geralyn Krowles
                                            Account Officer